(Multicurrency—Cross Border)

ISDA®
                               International Swap Dealers Association, Inc.

                                             MASTER AGREEMENT
                                        dated as of March 29, 2007

        JPMORGAN CHASE BANK N.A.                      and        The Bank of New York Trust Company, N.A., not in its
                                                                 individual capacity but solely as indenture trustee on
                                                                 behalf of GMACM Home Equity Loan Trust 2007-HE1
        ("Morgan" or "Party A")                                           ("Counterparty" or "Party B")

have entered and/or  anticipate  entering into one or more  transactions  (each a  "Transaction")  that are or will be governed by this Master  Agreement,  which includes the schedule (the  "Schedule"),  and the documents and other  confirming  evidence  (each a  "Confirmation")  exchanged  between  the  parties  confirming  those
Transactions.

Accordingly, the parties agree as follows:—

1.       Interpretation

(a)      Definitions.  The terms  defined in Section 14 and in the  Schedule  will have the  meanings  therein specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any  inconsistency  between the  provisions  of the  Schedule and the other  provisions  of this Master  Agreement,  the Schedule will  prevail.  In the event of any  inconsistency between  the  provisions  of any  Confirmation  and this  Master  Agreement  (including  the  Schedule),  such
Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are  entered  into in  reliance  on the fact that this  Master
Agreement and all  Confirmations  form a single  agreement  between the parties  (collectively  referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)   Each party will make each payment or delivery  specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii)  Payments  under this Agreement will be made on the due date for value on that date in the place of the account  specified in the relevant  Confirmation or otherwise  pursuant to this Agreement,  in freely  transferable funds and in the manner customary for payments in the required  currency.  Where settlement  is by delivery  (that is, other than by payment),  such delivery will be made for receipt on the due date in the manner customary for the relevant  obligation  unless  otherwise  specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii) Each obligation of each party under Section  2(a)(i) is subject to (1) the condition  precedent that no Event of Default or  Potential  Event of Default with respect to the other party has occurred and is  continuing,  (2) the condition  precedent  that no Early  Termination  Date in respect of the relevant  Transaction  has  occurred or been  effectively  designated  and (3) each other  applicable condition precedent specified in this Agreement.

(b)      Change of  Account.  Either  party may change its  account  for  receiving  a payment or  delivery by giving  notice to the other  party at least  five Local  Business  Days  prior to the  scheduled  date for the payment or delivery to which such change  applies  unless such other party gives timely notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:—

         (i)   in the same currency; and

         (ii)  in respect of the same Transaction,

by each party to the other,  then,  on such date,  each party's  obligation to make payment of any such amount will be  automatically  satisfied and discharged  and, if the aggregate  amount that would otherwise have been payable by one party exceeds the aggregate  amount that would  otherwise have been payable by the other party, replaced by an obligation  upon the party by whom the larger  aggregate  amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be determined in respect of all amounts  payable on the same date in the same currency in respect of such  Transactions,  regardless of whether  such  amounts  are  payable in  respect  of the same  Transaction.  The  election  may be made in the
Schedule or a  Confirmation  by specifying  that  subparagraph  (ii) above will not apply to the  Transactions identified  as being subject to the  election,  together  with the starting  date (in which case  subparagraph
(ii) above will not, or will cease to, apply to such  Transactions  from such date). This election may be made separately for different  groups of Transactions  and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i)   Gross-Up.  All payments  under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable  law, as modified by the practice of any relevant  governmental  revenue  authority,  then in effect.  If a party is so required to deduct or withhold, then that party ("X") will:—

              (1)   promptly notify the other party ("Y") of such requirement;

              (2)   pay to the  relevant  authorities  the full  amount  required  to be  deducted or withheld
              (including the full amount  required to be deducted or withheld from any additional  amount paid by X to Y under  this  Section  2(d))  promptly  upon  the  earlier  of  determining  that  such deduction  or  withholding  is required or receiving  notice that such amount has been  assessed against Y;

              (3)   promptly forward to Y an official  receipt (or a certified  copy), or other  documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

              (4)   if such Tax is an  Indemnifiable  Tax,  pay to Y, in addition to the payment to which Y is otherwise  entitled under this Agreement,  such additional amount as is necessary to ensure that the net amount actually received by Y (free and  clear of Indemnifiable Taxes,  whether assessed against X or Y) will  equal the full  amount Y would  have  received  had no such  deduction  or withholding  been required.  However,  X will not be required to pay any additional  amount to Y to the extent that it would not be required to be paid but for:—

                   (A)   the   failure  by  Y  to  comply  with  or  perform  any   agreement   contained   in
                   Section 4(a)(i), 4(a)(iii) or 4(d); or

                   (B)   the failure of a  representation  made by Y pursuant  to Section  3(f) to be accurate and true unless such  failure  would not have  occurred  but for (I) any action  taken by a taxing  authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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         (ii)  Liability. If:—

              (1)   X is  required  by any  applicable  law,  as  modified  by the  practice  of any  relevant governmental  revenue  authority,  to make any  deduction or  withholding  in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

              (2)   X does not so deduct or withhold; and

              (3)   a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax,
         Y will  promptly  pay to X the  amount  of  such  liability  (including  any  related  liability  for interest,  but including any related  liability for penalties  only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      Default  Interest;  Other  Amounts.  Prior to the  occurrence  or effective  designation  of an Early
Termination  Date in respect of the relevant  Transaction,  a party that  defaults in the  performance  of any payment  obligation  will,  to the extent  permitted  by law and subject to  Section 6(c),  be required to pay interest  (before as well as after  judgment)  on the overdue  amount to the other party on demand in the same currency as such  overdue  amount,  for the period from (and  including)  the original due date for payment to
(but  excluding)  the date of actual  payment,  at the Default  Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the  occurrence or effective designation  of an Early  Termination  Date in respect of the relevant  Transaction,  a party  defaults in the performance  of any  obligation  required to be settled by  delivery,  it will  compensate  the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party  represents to the other party (which  representations  will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that:—

(a)      Basic Representations.

         (i)   Status.  It is duly organised and validly  existing under the laws of the  jurisdiction  of its organisation or incorporation and, if relevant under such laws, in good standing;

         (ii)  Powers.  It has the power to execute this  Agreement  and any other  documentation  relating to this  Agreement  to which it is a party,  to  deliver  this  Agreement  and any  other  documentation relating  to this  Agreement  that it is  required  by this  Agreement  to deliver and to perform its obligations  under this Agreement and any  obligations  it has under any Credit  Support  Document to which it is a party and has taken all  necessary  action to authorise  such  execution,  delivery and performance;

         (iii) No Violation or Conflict.  Such execution,  delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional  documents,  any order or judgment of any court or other agency of government  applicable to it or any of its assets or any  contractual restriction binding on or affecting it or any of its assets;

         (iv)  Consents.  All  governmental  and other  consents that are required to have been obtained by it with  respect to this  Agreement  or any  Credit  Support  Document  to which it is a party have been obtained  and are in full  force  and  effect  and all  conditions  of any such  consents  have  been complied with; and

         (v)   Obligations  Binding.  Its obligations  under this Agreement and any Credit Support Document to which it is a party constitute its legal,  valid and binding  obligations,  enforceable in accordance
         with  their  respective  terms  (subject  to  applicable  bankruptcy,   reorganisation,   insolvency,
         moratorium or similar laws affecting  creditors' rights generally and subject,  as to enforceability, to equitable  principles of general  application  (regardless  of whether  enforcement is sought in a proceeding in equity or at law)).

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(b)      Absence of Certain  Events.  No Event of Default or Potential  Event of Default or, to its knowledge,
Termination  Event with respect to it has occurred and is continuing and no such event or  circumstance  would occur as a result of its  entering  into or  performing  its  obligations  under this  Agreement or any Credit
Support Document to which it is a party.

(c)      Absence of  Litigation.  There is not pending or, to its knowledge,  threatened  against it or any of its  Affiliates  any  action,  suit  or  proceeding  at  law or in  equity  or  before  any  court,  tribunal, governmental  body,  agency or official or any arbitrator  that is likely to affect the legality,  validity or enforceability  against it of this  Agreement  or any Credit  Support  Document  to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)      Accuracy of Specified  Information.  All applicable information that is furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section  3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)      Payer Tax Representation.  Each representation  specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)      Payee Tax  Representations.  Each  representation  specified  in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each party  agrees  with the other that,  so long as either  party has or may have any  obligation  under this
Agreement or under any Credit Support Document to which it is a party:—

(a)      Furnish  Specified  Information.  It will  deliver  to the other  party or, in  certain  cases  under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

         (i)   any forms,  documents  or  certificates  relating to taxation  specified in the Schedule or any
         Confirmation;

         (ii)  any other documents specified in the Schedule or any Confirmation; and

         (iii) upon  reasonable  demand by such other  party,  any form or  document  that may be  required or reasonably  requested  in writing in order to allow such other party or its Credit  Support  Provider to make a payment  under this  Agreement  or any  applicable  Credit  Support  Document  without  any deduction or  withholding  for or on account of any Tax or with such  deduction or  withholding  at a reduced rate (so long as the  completion,  execution or submission of such form or document would not materially  prejudice the legal or commercial position of the party in receipt of such demand),  with any such form or document to be accurate and completed in a manner  reasonably  satisfactory  to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such  Confirmation or, if none is specified,  as soon as reasonably practicable.

(b)      Maintain  Authorisations.  It will use all  reasonable  efforts to  maintain in full force and effect all consents of any  governmental  or other  authority  that are required to be obtained by it with respect to this  Agreement or any Credit Support  Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)      Comply with Laws.  It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform its  obligations  under this Agreement or any Credit Support Document to which it is a party.

(d)      Tax  Agreement.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      Payment of Stamp Tax.  Subject  to Section  11, it will pay any Stamp Tax levied or imposed  upon it or in respect  of its  execution  or  performance  of this  Agreement  by a  jurisdiction  in which  it is  incorporated,

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organised,  managed and  controlled,  or considered to have its seat, or in which a branch or office  through which it is acting for the purpose of this Agreement is located ("Stamp Tax  Jurisdiction")  and will indemnify the other party  against any Stamp Tax levied or imposed  upon the other party or in respect of the other  party's  execution or  performance  of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax  Jurisdiction with respect to the other party.

5.       Events of Default and Termination Events

(a)      Events of  Default.  The  occurrence  at any time with  respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any of the following  events  constitutes an event of default (an "Event of Default") with respect to such party:—

         (i)   Failure to Pay or  Deliver.  Failure by the party to make,  when due,  any  payment  under this
         Agreement  or delivery  under  Section  2(a)(i) or 2(e)  required to be made by it if such failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to the party;

         (ii)  Breach  of  Agreement.  Failure  by the party to  comply  with or  perform  any  agreement  or obligation  (other than an  obligation to make any payment  under this  Agreement or delivery  under
         Section  2(a)(i) or 2(e) or to give notice of a  Termination  Event or any  agreement or  obligation under  Section  4(a)(i),  4(a)(iii)  or 4(d))  to be  complied  with or  performed  by the  party in accordance  with this  Agreement  if such  failure is not  remedied on or before the  thirtieth  day after notice of such failure is given to the party;

         (iii) Credit Support Default.

              (1)   Failure  by the party or any  Credit  Support  Provider  of such  party to comply  with or perform any agreement or  obligation  to be complied with or performed by it in accordance  with any Credit  Support  Document if such failure is continuing  after any  applicable  grace period has elapsed;

              (2)   the expiration or  termination  of such Credit Support  Document or the failing or ceasing of such  Credit  Support  Document  to be in full  force  and  effect  for the  purpose  of this
              Agreement  (in either case other than in  accordance  with its terms) prior to the  satisfaction of all  obligations of such party under each  Transaction to which such Credit Support  Document relates without the written consent of the other party; or

              (3)   the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv)  Misrepresentation.  A representation  (other than a representation  under Section 3(e) or (f))
         made or  repeated  or  deemed  to have been made or  repeated  by the  party or any  Credit  Support
         Provider  of such  party in this  Agreement  or any  Credit  Support  Document  proves  to have been incorrect or  misleading  in any material  respect when made or repeated or deemed to have been made or repeated;

         (v)   Default under Specified  Transaction.  The party,  any Credit Support  Provider of such party or any applicable  Specified  Entity of such party (1) defaults under a Specified  Transaction and, after  giving  effect  to any  applicable  notice  requirement  or  grace  period,  there  occurs a liquidation of, an acceleration  of obligations  under, or an early  termination of, that Specified
         Transaction,  (2)  defaults,  after giving effect to any  applicable  notice  requirement  or grace period,  in making any payment or delivery due on the last  payment,  delivery or exchange date of, or any payment on early  termination of, a Specified  Transaction (or such default continues for at least three Local  Business Days if there is no applicable  notice  requirement or grace period) or
         (3)  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified  Transaction
         (or such action is taken by any person or entity  appointed  or  empowered  to operate it or act on its behalf);

         (vi) Cross Default.  If "Cross Default" is specified in the Schedule as applying to the party,  the occurrence  or existence  of (1) a default,  event of default or other  similar  condition or event

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         (however  described)  in respect of such party,  any Credit  Support  Provider of such party or any applicable  Specified Entity of such party under one or more agreements or instruments  relating to
         Specified  Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such
         Specified  Indebtedness  becoming,  or  becoming  capable at such time of being  declared,  due and payable under such agreements or  instruments,  before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or  collectively)  in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable  Threshold  Amount under such agreements or instruments  (after giving effect to any applicable notice requirement or grace period);

         (vii) Bankruptcy.  The party, any Credit Support Provider of such party or any applicable  Specified
         Entity of such party:—

              (1) is  dissolved  (other  than  pursuant to a  consolidation,  amalgamation  or merger);  (2)
              becomes  insolvent  or is unable to pay its debts or fails or admits in writing its  inability generally  to pay its debts as they become due;  (3) makes a general  assignment,  arrangement or  composition  with or for the benefit of its  creditors;  (4)  institutes or has instituted against it a proceeding  seeking a judgment of  insolvency  or  bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting  creditors'  rights,  or a petition  is  presented  for its  winding-up  or  liquidation,  and, in the case of any such proceeding  or petition  instituted or presented  against it, such  proceeding or petition (A)
              results in a judgment of  insolvency  or bankruptcy or the entry of an order for relief or the making of an order for its  winding-up or  liquidation  or (B) is not  dismissed,  discharged, stayed  or  restrained  in  each  case  within  30  days of the  institution  or  presentation thereof;  (5) has a resolution passed for its winding-up,  official  management or liquidation
              (other  than  pursuant  to a  consolidation,  amalgamation  or  merger);  (6) seeks or becomes
              subject  to  the  appointment  of  an  administrator,   provisional  liquidator,  conservator,
              receiver,  trustee,  custodian or other  similar  official for it or for all or  substantially all its  assets;  (7) has a secured  party take  possession  of all or  substantially  all its assets  or has a  distress,  execution,  attachment,  sequestration  or  other  legal  process levied,  enforced or sued on or against all or  substantially  all its assets and such secured party  maintains  possession,  or any such  process is not  dismissed,  discharged,  stayed or restrained,  in each case  within 30 days  thereafter;  (8)  causes or is subject to any event with respect to it which,  under the  applicable  laws of any  jurisdiction,  has an analogous effect to any of the events  specified  in clauses  (1)  to (7)  inclusive);  or (9) takes any action in furtherance of, or indicating its consent to,  approval of, or acquiescence  in, any of the foregoing acts; or

         (viii)   Merger  Without  Assumption.  The  party  or any  Credit  Support  Provider  of  such  party consolidates or amalgamates  with, or merges with or into, or transfers all or substantially  all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:—

              (1)   the  resulting,  surviving or  transferee  entity fails to assume all the  obligations  of such party or such Credit Support  Provider under this Agreement or any Credit Support  Document to which it or its  predecessor  was a party by  operation  of law or pursuant  to an  agreement reasonably satisfactory to the other party to this Agreement; or

              (2)   the benefits of any Credit  Support  Document  fail to extend  (without the consent of the other  party) to the  performance  by such  resulting,  surviving  or  transferee  entity of its obligations under this Agreement.

(b)  Termination  Events.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit
Support Provider of such party or any Specified  Entity of such party of any event specified below  constitutes an Illegality if the event is specified in (i) below,  a Tax Event if the event is specified in (ii) below or a
Tax Event Upon Merger if the event is specified in (iii) below,  and, if specified to be  applicable,  a Credit

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Event Upon Merger if the event is specified  pursuant to (iv) below or an Additional  Termination  Event if the event is specified pursuant to (v) below:—

         (i)   Illegality.  Due to the  adoption  of, or any change in,  any  applicable  law after the date on which  a  Transaction  is  entered  into,  or due to the  promulgation  of,  or  any  change  in,  the interpretation  by any court,  tribunal or regulatory  authority  with competent  jurisdiction  of any applicable law after such date, it becomes  unlawful  (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

              (1)   to perform  any  absolute  or  contingent  obligation  to make a payment or delivery or to receive a payment  or  delivery  in  respect  of such  Transaction  or to comply  with any other material provision of this Agreement relating to such Transaction; or

              (2)   to perform,  or for any Credit Support  Provider of such party to perform,  any contingent or other  obligation  which the party (or such  Credit  Support  Provider)  has under any Credit
              Support Document relating to such Transaction;

         (ii)  Tax  Event.  Due to (x) any  action  taken by a taxing  authority,  or  brought  in a court of competent  jurisdiction,  on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y) a Change in Tax  Law,  the  party  (which  will be the  Affected  Party)  will,  or  there  is a  Substantial likelihood  that it will, on the next  succeeding  Scheduled  Payment Date (1) be required to pay to the other party an additional  amount in respect of an  Indemnifiable  Tax under Section  2(d)(i)(4)
         (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is  required  to be  deducted  or  withheld  for or on account  of a Tax  (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e)) and no additional  amount is required to be paid in  respect  of such  Tax  under  Section  2(d)(i)(4)  (other  than  by  reason  of  Section
         2(d)(i)(4)(A) or (B));

         (iii) Tax Event Upon  Merger.  The party (the  "Burdened  Party") on the next  succeeding  Scheduled
         Payment  Date  will  either  (1)  be  required  to  pay  an  additional  amount  in  respect  of  an
         Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of interest  under  Section  2(e),
         6(d)(ii) or 6(e)) or (2) receive a payment  from which an amount has been  deducted or withheld  for or on account of any  Indemnifiable  Tax in respect of which the other party is not  required to pay an  additional  amount (other than by reason of Section  2(d)(i)(4)(A)  or (B)), in either case as a result of a party  consolidating or amalgamating  with, or merging with or into, or transferring all or  substantially  all its assets to, another  entity (which will be the Affected  Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv)  Credit  Event Upon  Merger.  If "Credit  Event Upon  Merger" is  specified  in the  Schedule  as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable  Specified
         Entity  of X  consolidates  or  amalgamates  with,  or  merges  with  or  into,  or  Transfers  all or substantially  all its  assets  to,  another  entity  and such  action  does not  constitute  an event described in Section  5(a)(viii) but the  creditworthiness  of the resulting,  surviving or transferee entity is materially  weaker than that of X, such Credit Support  Provider or such  Specified  Entity, as the case may be,  immediately  prior to such action  (and,  in such event,  X or its  successor  or transferee, as appropriate, will be the Affected Party); or

         (v)   Additional  Termination  Event.  If any  "Additional  Termination  Event" is  specified  in the
         Schedule or any  Confirmation  as applying,  the  occurrence of such event (and,  in such event,  the
         Affected Party or Affected  Parties shall be as specified for such  Additional  Termination  Event in the Schedule or such Confirmation).

(c)      Event of Default and  Illegality.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of Default also  constitutes  an  Illegality,  it will be treated as an  Illegality  and will not constitute an Event of Default.

                                                          7

6.       Early Termination

(a)      Right to Terminate  Following Event of Default.  If at any time an Event of Default with respect to a party (the  "Defaulting  Party") has occurred  and is then  continuing,  the other party (the  "Non-defaulting
Party")  may, by not more than 20 days'  notice to the  Defaulting  Party  specifying  the  relevant  Event of
Default,  designate a day not earlier than the day such notice is effective  as an Early  Termination  Date in respect of all  outstanding  Transactions.  If,  however,  "Automatic  Early  Termination" is specified in the
Schedule as applying to a party,  then an Early  Termination  Date in respect of all outstanding  Transactions will occur  immediately  upon the  occurrence  with respect to such party of an Event of Default  specified in
Section 5(a)(vii)(1),  (3), (5), (6) or, to the extent analogous thereto,  (8), and as of the time immediately preceding the institution of the relevant  proceeding or the  presentation  of the relevant  petition upon the occurrence  with  respect to such party of an Event of Default  specified in Section  5(a)(vii)(4)  or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i)   Notice. If a Termination Event occurs, an Affected Party will,  promptly upon becoming aware of it,  notify the other  party,  specifying  the  nature of that  Termination  Event and each  Affected
         Transaction  and will also give such  other  information  about that  Termination  Event as the other party may reasonably require.

         (ii)  Transfer to Avoid Termination  Event. If either an Illegality under Section 5(b)(i)(1) or a Tax
         Event  occurs and there is only one  Affected  Party,  or if a Tax Event Upon  Merger  occurs and the
         Burdened  Party is the  Affected  Party,  the  Affected  Party will,  as a condition  to its right to designate an Early  Termination Date under Section 6(b)(iv),  use all reasonable  efforts (which will not  require  such party to incur a loss,  excluding  immaterial,  incidental  expenses)  to transfer within 20 days after it gives  notice  under  Section  6(b)(i) all its rights and  obligations  under this  Agreement in respect of the Affected  Transactions  to another of its Offices or  Affiliates so that such Termination Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period,  whereupon  the other party may effect such a transfer  within
         30 days after the notice is given under Section 6(b)(i).

         Any such  transfer by a party under this Section  6(b)(ii)  will be subject to and  conditional  upon the prior  written  consent of the other  party,  which  consent  will not be  withheld if such other party's  policies  in  effect at such  time  would  permit  it to enter  into  Transactions  with the transferee on the terms proposed.

         (iii) Two Affected  Parties.  If an  Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there are two  Affected  Parties,  each party  will use all  reasonable  efforts  to reach  agreement within 30 days  after  notice  thereof  is given  under  Section  6(b)(i)  on  action  to avoid  that
         Termination Event.

         (iv)  Right to Terminate. If:—

              (1)   a transfer under Section  6(b)(ii) or an agreement  under Section  6(b)(iii),  as the case may be, has not been  effected  with respect to all Affected  Transactions  within 30 days after an Affected Party gives notice under Section 6(b)(i); or

              (2)   an  Illegality  under  Section  5(b)(i)(2),  a Credit  Event Upon Merger or an  Additional
              Termination  Event occurs,  or a Tax Event Upon Merger occurs and the Burdened  Party is not the
              Affected Party,

         either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected  Party in the case of a Tax Event or an  Additional  Termination  Event if there is more than one Affected  Party,  or the party which is not the Affected Party in the case of a Credit Event
         Upon Merger or an Additional  Termination  Event if there is only one Affected Party may, by not more than 20 days notice to the other  party and  provided  that the  relevant  Termination  Event is then

                                                          8

         continuing, designate a day not earlier than the day such notice is effective as an Early Termination
         Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i)   If notice  designating an Early  Termination Date is given under Section 6(a) or (b), the Early
         Termination  Date will occur on the date so designated,  whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii)  Upon the occurrence or effective  designation of an Early Termination Date, no further payments or  deliveries  under  Section  2(a)(i)  or 2(e) in respect of the  Terminated  Transactions  will be required to be made, but without  prejudice to the other  provisions of this  Agreement.  The amount, if any,  payable in respect of an Early  Termination  Date shall be  determined  pursuant  to Section
         6(e).

(d)      Calculations.

         (i)   Statement.  On or as soon as  reasonably  practicable  following  the  occurrence  of an  Early
         Termination  Date,  each  party  will make the  calculations  on its part,  if any,  contemplated  by
         Section  6(e) and will  provide to the other party a statement  (1) showing,  in  reasonable  detail, such  calculations  (including  all relevant  quotations  and  specifying  any amount  payable  under
         Section  6(e)) and (2) giving  details of the relevant  account to which any amount  payable to it is to be paid.  In the  absence  of written  confirmation  from the source of a  quotation  obtained  in determining  a  Market  Quotation,  the  records  of the  party  obtaining  such  quotation  will  be conclusive evidence of the existence and accuracy of such quotation.

         (ii)  Payment Date. An amount  calculated as being due in respect of any Early Termination Date under
         Section 6(e) will be payable on the day that notice of the amount  payable is effective  (in the case of an Early  Termination  Date which is  designated or occurs as a result of an Event of Default) and on the day which is two Local  Business  Days after the day on which notice of the amount  payable is effective  (in  the  case  of an  Early  Termination  Date  which  is  designated  as a  result  of a
         Termination  Event). Such amount will be paid together with (to the extent permitted under applicable law) interest  thereon  (before as well as after  judgment) in the  Termination  Currency,  from (and including) the relevant Early  Termination  Date to (but  excluding) the date such amount is paid, at the  Applicable  Rate.  Such interest will be  calculated on the basis of daily  compounding  and the actual number of days elapsed.

(e)      Payments on Early Termination.  If an Early Termination Date occurs,  the following  provisions shall apply based on the parties'  election in the  Schedule of a payment  measure,  either  "Market  Quotation"  or
"Loss",  and a payment  method,  either the "First  Method" or the "Second  Method".  If the  parties  fail to designate a payment  measure or payment method in the Schedule,  it will be deemed that "Market  Quotation" or the "Second  Method",  as the case may be, shall  apply.  The amount,  if any,  payable in respect of an Early
Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i)   Events of Default. If the Early Termination Date results from an Event of Default:—

              (1)   First Method and Market  Quotation.  If the First Method and Market  Quotation  apply, the
              Defaulting Party will pay to the  Non-defaulting  Party the excess, if a positive number, of (A)
              the sum of the  Settlement  Amount  (determined by the  Non-defaulting  Party) in respect of the
              Terminated  Transactions and the Termination  Currency Equivalent of the Unpaid Amounts owing to the  Non-defaulting  Party over (B) the  Termination  Currency  Equivalent of the Unpaid Amounts
              owing to the Defaulting Party.

              (2)   First Method and Loss. If the First Method and Loss apply,  the Defaulting  Party will pay to the Non-defaulting  Party, if a positive number,  the Non-defaulting  Party's Loss in respect of this Agreement.

              (3)   Second Method and Market  Quotation.  If the Second Method and Market  Quotation apply, an amount  will  be payable  equal  to  (A) the  sum of  the  Settlement  Amount (determined by the

                                                          9

              Non-defaulting  Party) in respect of the Terminated  Transactions  and the Termination  Currency
              Equivalent of the Unpaid  Amounts  owing to the  Non-defaulting  Party less (B) the  Termination
              Currency  Equivalent of the Unpaid  Amounts owing to the Defaulting  Party.  If that amount is a positive  number,  the  Defaulting  Party will pay it to the  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the absolute  value of that amount to the
              Defaulting Party.

              (4)   Second  Method and Loss.  If the Second  Method and Loss apply,  an amount will be payable equal to the  Non-defaulting  Party's  Loss in respect of this  Agreement.  If that  amount is a positive  number,  the  Defaulting  Party will pay it to the  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the absolute  value of that amount to the
              Defaulting Party.

         (ii)  Termination Events. If the Early Termination Date results from a Termination Event:—

              (1)   One  Affected  Party.  If  there  is one  Affected  Party,  the  amount  payable  will  be determined  in accordance  with Section  6(e)(i)(3),  if Market  Quotation  applies,  or Section
              6(e)(i)(4),  if Loss applies,  except that, in either case,  references to the Defaulting  Party and to the  Non-defaulting  Party will be deemed to be references to the Affected  Party and the party which is not the  Affected  Party,  respectively,  and, if Loss applies and fewer than all the  Transactions  are being  terminated,  Loss shall be calculated in respect of all Terminated
              Transactions.

              (2)   Two Affected Parties. If there are two Affected Parties:—

                   (A)   if Market  Quotation  applies,  each  party will  determine  a  Settlement  Amount in respect of the  Terminated  Transactions,  and an amount  will be payable  equal to (I) the sum of (a) one-half of the difference  between the Settlement  Amount of the party with the higher  Settlement  Amount  ("X") and the  Settlement  Amount  of the party  with the lower
                   Settlement Amount ("Y") and (b) the Termination  Currency  Equivalent of the Unpaid Amounts
                   owing to X less (II) the  Termination  Currency  Equivalent of the Unpaid  Amounts owing to
                   Y; and

                   (B)   if Loss  applies,  each party will  determine  its Loss in respect of this  Agreement
                   (or, if fewer than all the Transactions are being terminated,  in respect of all Terminated
                   Transactions)  and an amount will be payable  equal to one-half of the  difference  between the Loss of the party with the  higher  Loss ("X") and the Loss of the party with the lower
                   Loss ("Y").

              If the amount payable is a positive  number,  Y will pay it to X; if it is a negative  number, X will pay the absolute value of that amount to Y.

         (iii) Adjustment for Bankruptcy.  In  circumstances  where an Early  Termination  Date occurs because
         "Automatic  Early  Termination"  applies  in respect of a party,  the  amount  determined  under this
         Section 6(e) will be subject to such  adjustments as are  appropriate and permitted by law to reflect any  payments or  deliveries  made by one party to the other under this  Agreement  (and  retained by such  other  party)  during the  period  from the  relevant  Early  Termination  Date to the date for payment determined under Section 6(d)(ii).

         (iv)  Pre-Estimate.  The parties agree that if Market Quotation  applies an amount  recoverable under this  Section  6(e) is a reasonable  pre-estimate  of loss and not a penalty.  Such amount is payable for the loss of bargain  and the loss of  protection  against  future  risks and except as  otherwise provided in this  Agreement  neither  party will be entitled to recover any  additional  damages as a consequence of such losses.

                                                          10

7.       Transfer

Subject  to  Section  6(b)(ii),  neither  this  Agreement  nor any  interest  or  obligation  in or under this
Agreement  may be  transferred  (whether by way of security or  otherwise)  by either party  without the prior written consent of the other party, except that:—

(a)      a party may make such a transfer  of this  Agreement  pursuant  to a  consolidation  or  amalgamation with,  or merger with or into,  or transfer of all or  substantially  all its assets to,  another  entity (but without prejudice to any other right or remedy under this Agreement); and

(b)      a party may make such a  transfer  of all or any part of its  interest  in any  amount  payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a)      Payment in the Contractual  Currency.  Each payment under this Agreement will be made in the relevant currency  specified in this Agreement for that payment (the "Contractual  Currency").  To the extent permitted by applicable law, any obligation to make payments under this Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency other than the  Contractual  Currency,  except to the extent  such  tender  results  in the  actual  receipt  by the  party to which  payment  is owed,  acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual  Currency,  of the full amount in the Contractual  Currency of all amounts  payable in respect of this Agreement.  If for any reason the  amount in the  Contractual  Currency  so  received  falls  short of the amount in the  Contractual
Currency  payable in respect of this  Agreement,  the party  required to make the payment  will, to the extent permitted by applicable  law,  immediately pay such  additional  amount in the Contractual  Currency as may be necessary  to  compensate  for the  shortfall.  If for any reason the amount in the  Contractual  Currency  so received  exceeds  the amount in the  Contractual  Currency  payable in respect of this  Agreement,  the party receiving the payment will refund promptly the amount of such excess.

(b)      Judgments.  To the extent  permitted  by  applicable  law, if any  judgment or order  expressed  in a currency  other than the  Contractual  Currency is rendered (i) for the payment of any amount owing in respect of this  Agreement,  (ii) for the payment of any amount  relating to any early  termination in respect of this
Agreement  or (iii) in  respect  of a  judgment  or order of  another  court  for the  payment  of any  amount described in (i) or (ii) above, the party seeking recovery,  after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order,  will be entitled to receive  immediately from the  other  party the  amount  of any  shortfall  of the  Contractual  Currency  received  by such  party as a consequence  of sums paid in such other  currency  and will  refund  promptly to the other party any excess of the  Contractual  Currency  received  by such party as a  consequence  of sums paid in such other  currency if such  shortfall or such excess arises or results from any variation  between the rate of exchange at which the
Contractual  Currency  is  converted  into the  currency  of the  judgment  or order for the  purposes of such judgment or order and the rate of exchange at which such party is able,  acting in a reasonable  manner and in good faith in converting the currency  received into the  Contractual  Currency,  to purchase the  Contractual
Currency with the amount of the currency of the judgment or order  actually  received by such party.  The term
"rate of exchange"  includes,  without  limitation,  any premiums and costs of exchange  payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      Separate  Indemnities.  To the extent  permitted by  applicable  law,  these  indemnities  constitute separate and independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected  by  judgment  being  obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)      Evidence  of  Loss.  For the  purpose  of this  Section  8, it  will  be  sufficient  for a party  to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                                                          11

9.       Miscellaneous

(a)      Entire  Agreement.  This Agreement  constitutes the entire agreement and understanding of the parties with respect to its subject  matter and  supersedes  all oral  communication  and prior  writings with respect thereto.

(b)      Amendments.  No  amendment,  modification  or waiver in respect of this  Agreement  will be effective unless in writing  (including  a writing  evidenced by a facsimile  transmission)  and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      Survival of Obligations.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      Remedies  Cumulative.  Except as  provided  in this  Agreement,  the  rights,  powers,  remedies  and privileges  provided in this Agreement are cumulative  and not exclusive of any rights,  powers,  remedies and privileges provided by law.

(e)      Counterparts and Confirmations.

         (i)   This Agreement (and each amendment,  modification  and waiver in respect of it) may be executed and delivered in  counterparts  (including by facsimile  transmission),  each of which will be deemed an original.

         (ii)  The  parties  intend  that they are  legally  bound by the terms of each  Transaction  from the moment they agree to those terms (whether orally or otherwise).  A Confirmation shall be entered into as soon as  practicable  and may be executed and  delivered in  counterparts  (including by facsimile transmission)  or be created by an exchange of telexes or by an  exchange of  electronic  messages on an electronic  messaging  system,  which in each case will be sufficient for all purposes to evidence a binding  supplement  to this  Agreement.  The  parties  will  specify  therein or  through  another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)      No Waiver of Rights.  A failure or delay in  exercising  any right,  power or privilege in respect of this  Agreement  will not be presumed to operate as a waiver,  and a single or partial  exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      Headings.  The headings used in this  Agreement are for  convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a)      If  Section  10(a)  is  specified  in the  Schedule  as  applying,  each  party  that  enters  into a
Transaction  through  an  Office  other  than its head or home  office  represents  to the other  party  that, notwithstanding  the place of booking office or jurisdiction of  incorporation  or organisation of such party, the  obligations  of such party are the same as if it had  entered  into the  Transaction  through its head or home  office.  This  representation  will be  deemed  to be  repeated  by such  party on each  date on which a
Transaction is entered into.

(b)      Neither party may change the Office  through which it makes and receives  payments or deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is specified as a Multibranch  Party in the Schedule,  such Multibranch Party may make and receive  payments or deliveries  under any  Transaction  through any Office  listed in the  Schedule,  and the
Office  through  which it makes and receives  payments or  deliveries  with respect to a  Transaction  will be specified in the relevant Confirmation.

11.      Expenses

A  Defaulting  Party  will,  on demand,  indemnify  and hold  harmless  the other  party for and  against  all reasonable  out-of-pocket  expenses,  including  legal fees and Stamp  Tax,  incurred  by such other  party by reason of the  enforcement  and protection of its rights under this  Agreement or any Credit Support  Document

                                                          12

to  which  the  Defaulting  Party  is a party  or by  reason  of the  early  termination  of any  Transaction, including, but not limited to, costs of collection.

12.      Notices

(a)      Effectiveness.  Any notice or other  communication  in respect of this  Agreement may be given in any manner set forth below (except that a notice or other  communication  under Section 5 or 6 may not be given by facsimile  transmission  or electronic  messaging  system) to the address or number or in accordance  with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

         (i)   if in writing and delivered in person or by courier, on the date it is delivered;

         (ii)  if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile  transmission,  on the date that transmission is received by a responsible employee of the  recipient in legible  form (it being agreed that the burden of proving  receipt will be on the sender and will not be met by a  transmission  report  generated by the sender's  facsimile machine);

         (iv)  if sent by certified or  registered  mail  (airmail,  if  overseas) or the  equivalent  (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v)   if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that  delivery (or  attempted  delivery) or that  receipt,  as  applicable,  is not a Local
Business Day or that  communication  is delivered (or attempted) or received,  as applicable,  after the close of business on a Local Business Day, in which case that  communication  shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      Change of Addresses.  Either party may by notice to the other change the address,  telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a)      Governing  Law.  This  Agreement  will be  governed  by and  construed  in  accordance  with  the law specified in the Schedule.

(b)      Jurisdiction.   With  respect  to  any  suit,  action  or  proceedings  relating  to  this  Agreement
("Proceedings"), each party irrevocably:—

         (i)   submits to the  jurisdiction  of the English  courts,  if this  Agreement  is  expressed  to be governed  by English  law,  or to the  non-exclusive  jurisdiction  of the courts of the State of New
         York and the United  States  District  Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii)  waives any  objection  which it may have at any time to the laying of venue of any  Proceedings brought  in any such  court,  waives  any  claim  that  such  Proceedings  have  been  brought  in an inconvenient  forum and further waives the right to object,  with respect to such  Proceedings,  that such court does not have any jurisdiction over such party.

Nothing  in this  Agreement  precludes  either  party  from  bringing  Proceedings  in any other  jurisdiction
(outside,  if this Agreement is expressed to be governed by English law, the  Contracting  States,  as defined in  Section  1(3) of the  Civil  Jurisdiction  and  Judgments  Act  1982  or any  modification,  extension  or re-enactment  thereof  for the time being in force) nor will the  bringing of  Proceedings  in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)      Service of Process. Each party irrevocably appoints the Process Agent (if any) specified  oppositeits name in the Schedule to  receive, for  it and on its behalf, service of process in any Proceedings. If for any

                                                          13

reason any party's  Process Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days appoint a substitute  process agent acceptable to the other party. The parties  irrevocably consent to  service  of  process  given in the manner  provided  for  notices in  Section 12.  Nothing in this
Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)      Waiver of Immunities.  Each party  irrevocably  waives, to the fullest extent permitted by applicable law,  with respect to itself and its  revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of  sovereignty  or other  similar  grounds from (i) suit,  (ii)  jurisdiction  of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)
attachment of its assets  (whether  before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets  might  otherwise  be entitled in any  Proceedings  in the courts of any jurisdiction  and irrevocably  agrees,  to the extent  permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      Definitions

As used in this Agreement:—

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions"  means (a) with respect to any  Termination  Event  consisting of an Illegality,  Tax
Event or Tax Event Upon Merger,  all  Transactions  affected by the occurrence of such  Termination  Event and
(b) with respect to any other Termination Event, all Transactions.

"Affiliate" means,  subject to the Schedule,  in relation to any person,  any entity  controlled,  directly or indirectly,  by the  person,  any entity  that  controls,  directly  or  indirectly,  the person or any entity directly or indirectly  under common  control with the person.  For this  purpose,  "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:—

(a)   in respect of obligations  payable or deliverable  (or which would have been but for Section  2(a)(iii))
by a Defaulting Party, the Default Rate;

(b)   in respect of an  obligation to pay an amount under Section 6(e) of either party from and after the date
(determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)   in  respect  of all  other  obligations  payable  or  deliverable  (or  which  would  have  been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the  enactment,  promulgation,  execution  or  ratification  of, or any change in or amendment to, any law (or in the  application or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent,  approval, action,  authorisation,  exemption,  notice, filing,  registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified  by it) if it were to fund or of funding the  relevant  amount plus 1% per annum.

                                                          14

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax" means any Tax other  than a Tax that  would not be imposed in respect of a payment  under this Agreement but for a present or former  connection  between the jurisdiction of the government or taxation authority  imposing  such  Tax and the  recipient  of such  payment  or a  person  related  to such  recipient
(including,  without  limitation,  a connection  arising from such recipient or related person being or having been a citizen or resident of such  jurisdiction,  or being or having been organised,  present or engaged in a trade or business in such  jurisdiction,  or having or having had a permanent  establishment or fixed place of business in such  jurisdiction,  but  excluding a  connection  arising  solely from such  recipient or related person having executed,  delivered,  performed its obligations or received a payment under, or enforced,  this
Agreement or a Credit Support Document).

"law" includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means,  subject to the Schedule,  a day on which  commercial  banks are open for business
(including  dealings in foreign  exchange and foreign  currency  deposits)  (a) in relation to any  obligation under Section 2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so specified,  as otherwise  agreed by the parties in writing or determined  pursuant to provisions  contained,  or incorporated by  reference,  in this  Agreement,  (b) in relation  to any other  payment,  in the place where the  relevant account is located and, if  different,  in the  principal  financial  centre,  if any, of the currency of such payment,  (c) in relation to any notice or other  communication,  including notice  contemplated under Section
5(a)(i),  in the city  specified  in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to  Section 5(a)(v)(2),  in the relevant  locations for  performance  with respect to such  Specified
Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and a party, the Termination  Currency  Equivalent of an amount that party reasonably  determines in good faith to be its total losses and costs (or gain,  in which case  expressed  as a negative  number) in  connection  with this  Agreement  or that  Terminated  Transaction  or group of  Terminated  Transactions,  as the case may be, including  any loss of  bargain,  cost of funding or, at the  election of such party but without  duplication, loss or cost incurred as a result of its terminating,  liquidating,  obtaining or reestablishing  any hedge or related trading  position (or any gain resulting from any of them).  Loss includes losses and costs (or gains)
in respect of any payment or delivery  required to have been made (assuming  satisfaction  of each  applicable condition  precedent) on or before the relevant Early  Termination Date and not made,  except,  so as to avoid duplication,  if Section  6(e)(i)(1) or (3) or 6(c)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and  out-of-pocket  expenses  referred  to under  Section 11. A party will  determine  its Loss as of the relevant  Early  Termination  Date,  or,  if that  is not  reasonably  practicable,  as of the  earliest  date thereafter  as is  reasonably  practicable.  A party may (but need not)  determine  its Loss by  reference  to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market  Quotation"  means,  with  respect  to one or more  Terminated  Transactions  and a party  making  the determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an amount,  if any, that would be paid to such party  (expressed as a negative  number) or by such party  (expressed  as a positive  number) in  consideration  of an agreement  between such party  (taking into account any existing  Credit Support  Document with respect to the  obligations of such party) and the quoting
Reference  Market-maker  to enter  into a  transaction  (the  "Replacement  Transaction")  that would have the effect of  preserving  for such  party the  economic  equivalent  of any  payment  or  delivery  (whether  the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition precedent)  by the  parties  under  Section  2(a)(i)  in respect of such  Terminated  Transaction  or group of
Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                                          15

been required  after that date. For this purpose,  Unpaid Amounts in respect of the Terminated  Transaction or group of Terminated  Transactions  are to be excluded but,  without  limitation,  any payment or delivery that would,  but for the relevant  Early  Termination  Date,  have been  required  (assuming  satisfaction  of each applicable  condition  precedent)  after  that  Early  Termination  Date is to be  included.  The  Replacement
Transaction would be subject to such  documentation as such party and the Reference  Market-maker may, in good faith,  agree. The party making the determination  (or its agent) will request each Reference  Market-maker to provide its quotation to the extent  reasonably  practicable  as of the same day and time  (without  regard to different time zones) on or as soon as reasonably  practicable  after the relevant Early Termination Date. The day and time as of which  those  quotations  are to be  obtained  will be  selected in good faith by the party obliged to make a  determination  under Section  6(e),  and, if each party is so obliged,  after  consultation with the other. If more than three  quotations are provided,  the Market Quotation will be the arithmetic mean of the  quotations,  without regard to the quotations  having the highest and lowest values.  If exactly three such quotations are provided,  the Market  Quotation will be the quotation  remaining after  disregarding  the highest and lowest  quotations.  For this  purpose,  if more than one  quotation has the same highest value or lowest value,  then one of such quotations shall be disregarded.  If fewer than three quotations are provided, it will be deemed that the Market  Quotation in respect of such Terminated  Transaction or group of Terminated
Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or evidence of any actual  cost)
to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default"  means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference  Market-makers"  means  four  leading  dealers  in  the  relevant  market  selected  by  the  party determining  a Market  Quotation in good faith (a) from among  dealers of the highest  credit  standing  which satisfy all the criteria  that such party  applies  generally  at the time in deciding  whether to offer or to make an extension  of credit and (b) to the extent  practicable,  from among such dealers  having an office in the same city.

"Relevant  Jurisdiction"  means,  with  respect  to a  party,  the  jurisdictions  (a) in which  the  party is incorporated,  organised,  managed and  controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this  Agreement  is located,  (c) in which the party  executes  this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a payment or delivery  is to be made under  Section  2(a)(i)
with respect to a Transaction.

"Set-off" means set-off,  offset,  combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject  (whether  arising under this  Agreement,  another  contract,  applicable  law or otherwise)  that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:—

(a)   the Termination  Currency  Equivalent of the Market  Quotations  (whether positive or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)   such party's Loss (whether  positive or negative and without  reference to any Unpaid  Amounts) for each
Terminated  Transaction or group of Terminated  Transactions for which a Market Quotation cannot be determined or would  not (in the  reasonable  belief of the  party  making  the  determination)  produce  a  commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

                                                          16

"Specified  Indebtedness"  means,  subject  to the  Schedule,  any  obligation  (whether  present  or  future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction"  means,  subject to the Schedule,  (a) any  transaction  (including an agreement with respect  thereto) now existing or hereafter  entered into between one party to this  Agreement  (or any Credit
Support  Provider of such party or any applicable  Specified Entity of such party) and the other party to this
Agreement  (or any Credit  Support  Provider of such other party or any  applicable  Specified  Entity of such other  party)  which is a rate swap  transaction,  basis  swap,  forward  rate  transaction,  commodity  swap, commodity  option,  equity or equity index swap,  equity or equity index  option,  bond option,  interest rate option, foreign exchange transaction, cap transaction,  floor transaction,  collar transaction,  currency swap transaction,  cross-currency  rate  swap  transaction,  currency  option  or  any  other  similar  transaction
(including any option with respect to any of these  transactions),  (b) any combination of these  transactions and (c) any other  transaction  identified  as a  Specified  Transaction  in this  Agreement  or the  relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax"  means  any  present  or future  tax,  levy,  impost,  duty,  charge,  assessment  or fee of any  nature
(including  interest,  penalties  and  additions  thereto)  that is imposed by any  government or other taxing authority in respect of any payment under this Agreement other than a stamp,  registration,  documentation  or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means  with  respect  to  any  Early  Termination  Date  (a) if  resulting  from a
Termination Event, all Affected  Transactions and (b) if resulting from an Event of Default,  all Transactions
(in  either  case) in effect  immediately  before  the  effectiveness  of the  notice  designating  that Early
Termination Date (or, if "Automatic Early  Termination"  applies,  immediately  before that Early  Termination
Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency  Equivalent" means, in respect of any amount  denominated in the Termination  Currency, such  Termination  Currency  amount and,  in respect of any amount  denominated  in a currency  other than the
Termination  Currency (the "Other Currency"),  the amount in the Termination  Currency determined by the party making the relevant  determination  as being required to purchase such amount of such Other Currency as at the relevant  Early  Termination  Date,  or, if the  relevant  Market  Quotation  or Loss (as the case may be), is determined as of a later date, that later date,  with the  Termination  Currency at the rate equal to the spot exchange  rate of the foreign  exchange  agent  (selected  as provided  below) for the  purchase of such Other
Currency  with the  Termination  Currency at or about 11:00 a.m. (in the city in which such  foreign  exchange agent is located) on such date as would be  customary  for the  determination  of such a rate for the purchase of such Other  Currency  for value on the  relevant  Early  Termination  Date or that later date.  The foreign exchange agent will, if only one party is obliged to make a  determination  under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination  Event"  means an  Illegality,  a Tax Event or a Tax Event  Upon  Merger or, if  specified  to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate"  means a rate  per  annum  equal to the  arithmetic  mean of the  cost  (without  proof or evidence  of any actual  cost) to each  party (as  certified  by such  party) if it were to fund or of funding such amounts.

"Unpaid  Amounts" owing to any party means,  with respect to an Early  Termination  Date, the aggregate of (a)
in respect of all  Terminated  Transactions,  the  amounts  that  became  payable  (or that would have  become payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early  Termination
Date and  which  remain  unpaid  as at such  Early  Termination  Date and (b) in  respect  of each  Terminated
Transaction,  for each  obligation  under  Section  2(a)(i)  which  was (or would  have  been but for  Section
2(a)(iii))  required to be settled by delivery  to such party on or prior to such Early  Termination  Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                                          17

value of that which was (or would have been)  required to be delivered  as of the  originally  scheduled  date for delivery,  in each case together with (to the extent  permitted  under  applicable  law) interest,  in the currency,  of such amounts,  from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but  excluding)  such Early  Termination  Date, at the  Applicable
Rate.  Such amounts of interest will be calculated on the basis of daily  compounding and the actual number of days  elapsed.  The fair market value of any  obligation  referred to in clause (b) above shall be  reasonably determined  by the  party  obliged  to make the  determination  under  Section  6(e) or,  if each  party is so obliged, it shall be the average of the Termination  Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS  WHEREOF the parties have executed  this  document on the  respective  dates  specified  below with effect from the date specified on the first page of this document.

     JPMORGAN CHASE BANK NA (Name of Party)                The Bank of New York Trust Company, N.A., not in its
                                                            individual capacity but solely as indenture trustee
                                                             on behalf of GMACM Home Equity Loan Trust 2007-HE1

                                                                   _____________________________________
                                                                              (Name of Party)

By: .......................................                By: ................................................
    Name:                                                      Name:
    Title:                                                     Title:
    Date:                                                      Date:

                                                          18

                                                   SCHEDULE
                                                    to the
                                               Master Agreement

                                          dated as of March 29, 2007

                                                   between

_____________________________________________________________________________________________________________
            JPMorgan Chase Bank, N.A.                 and     The Bank of New York Trust Company, N.A., not
                   ("Morgan")                                    in its individual capacity but solely as
                                                                indenture trustee on behalf of GMACM Home
                                                               Equity Loan Trust 2007-HE1 ("Counterparty")
_____________________________________________________________________________________________________________

                                                    Part 1

                                            Termination Provisions

In this Agreement:

(1)      "Specified Entity" shall not apply.

(2)      The "Breach of Agreement"  provisions of Section  5(a)(ii) will apply to Morgan and will not apply to the Counterparty.

(3)      The  "Credit  Support  Default"  provisions  of Section  5(a)(iii)  will apply to Morgan and will not apply to the  Counterparty,  except that Section  5(a)(iii)(1)  will apply to Counterparty in respect of Counterparty's obligations under Paragraph 3(b) of the Approved Credit Support Document.

(4)      The  "Misrepresentation"  provisions  of Section  5(a)(iv) will apply to Morgan and will not apply to the Counterparty.

(5)      The "Default  Under  Specified  Transaction"  provisions of Section  5(a)(v) will apply to Morgan and will not apply to the Counterparty.

(6)      The  "Failure  to Pay or Deliver"  provisions  of Section  5(a)(i)  will apply to Morgan and will not apply to the  Counterparty  with respect to obligations  of the  Counterparty  under Section  2(a)(i)
         after payment of the Premium Amount (as such term is defined in the Cap).

(7)      The "Cross Default"  provisions of Section  5(a)(vi) will not apply to the  Counterparty.  The "Cross
         Default" provisions of Section 5(a)(vi) will apply to Morgan and for such purpose:

        (a)      "Specified  Indebtedness"  will have the meaning  specified  in Section 14,  except that such term shall not include  obligations in respect of deposits received in the ordinary course of such party's banking business.

         (b)     "Threshold Amount" means, with respect to Morgan, an amount equal to three percent of the shareholders' equity of the applicable Relevant Entity (as defined below in Part 6).

(8)      The  "Bankruptcy"  provisions  of  Section  5(a)(vii)  shall  apply to  Morgan  and the  Counterparty provided that:

        (b)      Section 5(a)(vii)(2), (7) and (9) will not apply to the Counterparty;

        (c)      Section  5(a)(vii)(4)  will not apply to the  Counterparty  to the  extent  that it refers to proceedings or petitions instituted or presented by Morgan or any of Morgan's Affiliates;

        (d)      Section  5(a)(vii)(6)  will not apply to the Counterparty to the extent that it refers to (i)
                 any appointment  that is  contemplated or effected by any document to which the  Counterparty is,  as of the  date  of  this  Agreement,  a  party  in  connection  with  the  transactions contemplated by the Indenture or (ii) any such  appointment to which the Counterparty has not yet become subject to; and

        (e)      Section  5(a)(vii)(8)  will apply to the  Counterparty but only to the extent that it applies to Sections 5(a)(vii)(2), (4), (6) and (7) as they apply with respect to the Counterparty).

(9)      The "Merger Without  Assumption"  provisions of Section  5(a)(viii) will apply to Morgan and will not apply to the Counterparty.

(10)     The "Tax  Event"  provisions  of  Section  5(b)(ii)  will  apply to Morgan  and to the  Counterparty, provided  that the words  "(x) any  action  taking by a taxing  authority,  or  brought in a court of competent  jurisdiction,  on or after the date on which a Transaction is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)" shall be deleted.

(11)     The "Tax Event Upon Merger"  provisions of Section  5(b)(iii) will apply,  provided that Morgan shall not be  entitled  to  designate  an Early  Termination  Date by reason of a Tax event Upon  Merger in respect of which it is the Affected Party.

(12)     The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) will not apply to Morgan and will not apply to the Counterparty.

(13)     The "Automatic  Early  Termination"  provisions of Section 6(a) will not apply to Morgan and will not apply to the Counterparty.

(14)     The  "Transfer  to Avoid  Termination  Event"  provisions  of  6(b)(ii)  will apply to Morgan and the
         Counterparty,  provided that the words "or if a Tax Event Upon Merger  occurs and the Burdened  Party is the Affected Party" shall be deleted.

(15)     "Termination Currency" means United States Dollars.

(16)     For purposes of computing amounts payable on early termination:

        (f)      Market Quotation will apply to this Agreement; and

        (g)      The Second Method will apply to this Agreement.

                                                          2

                                                      Part 2

                                               Tax Representations

(1)      Payer Tax Representation:

For the purpose of Section 3(e) of this Agreement, Morgan makes the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

         (i)      the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii)     the satisfaction of the agreement of the other party contained in Section 4(a)(i) or
                  4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii)    the satisfaction of the agreement of the other party contained in Section 4(d) of this
                  Agreement,

         provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause
         (ii) and the other  party  does not  deliver  a form or  document  under  Section  4(a)(iii)  of this
         Agreement by reason of material prejudice to its legal or commercial position.

(2)      Payee Tax Representation:

          For the purpose of Section 3(f), Morgan and Counterparty each represent, respectively, that it is a United States Person.

                                                      Part 3

                                            Agreement to Deliver Documents

For the purpose of Sections  4(a)(i)  and (ii),  each party  agrees to deliver  the  following  documents,  as applicable:

(1)      For the purpose of  Sections  4(a)(i) and (ii) of this  Agreement,  Counterparty  agrees to deliver a complete and accurate  United States Internal  Revenue Service Form W-9 (or any applicable  successor form), in the name of GMACM Home Equity Loan Trust 2007-HE1,  in a manner reasonably  satisfactory to
         Morgan,  (I) upon execution of this Agreement;  (II) promptly upon reasonable  demand of Morgan,  and
         (III)  promptly  upon  learning  that any such  form  previously  filed by  Counterparty  has  become obsolete or incorrect.

(2)      Morgan  will,  on demand,  deliver a  certificate  specifying  the  name(s),  title(s)  and  specimen signature(s) of the person(s) executing this Agreement and each Confirmation on its behalf.

                                                          3

(3)      The Counterparty  will, on demand,  deliver a certificate (or, if available,  the current  authorized signature  book of the  Counterparty)  specifying  the names,  title and specimen  signatures  of the persons authorized to execute this Agreement and each Confirmation on its behalf.

(4)      The Counterparty will deliver a conformed copy of the Indenture upon finalization of such agreement.

(5)      Counterparty  will deliver a certified copy of its board resolutions  authorizing the  Counterparty's entry into the Transactions.

(6)      Each party will,  upon  execution of this  Agreement,  deliver a legal opinion of counsel in form and substance  satisfactory  to the other party  regarding  this  Agreement and any other matters as such other party may reasonably request.

(7)      The  Counterparty  shall supply (or shall  procure that the  Indenture  Trustee  supply)  Morgan with copies of all  accountings  and reports  required  to be supplied to a party that is an investor  (as defined in the  Indenture).  Copies of such  accountings  and/or reports shall be delivered to Morgan at the following address:

                  JPMorgan Chase Bank, National Association
                  c/o John Coffey
                  270 Park Avenue
                  New York, New York 10017
                  e-mail address:  john.j.coffey@jpmorgan.com

Each of the  foregoing  documents  (other than the legal  opinions  described  in (6) above) is covered by the representation contained in Section 3(d) of this Agreement.

                                                      Part 4

                                                   Miscellaneous

(1)      Governing Law.  This Agreement  will be governed by and construed in accordance  with the laws of the
         State of New  York  without  reference  to  choice  of law  doctrine  (other  than  New York  General
         Obligations Law Sections 5-1401 and 5-1402).

(2)      Notices.

        (a)      In  connection  with  Section  12(a),  all  notices  to Morgan  shall,  with  respect  to any particular  Transaction,  be sent to the address,  telex number or facsimile number specified in the relevant  Confirmation and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

                  JPMorgan Chase Bank, N.A.
                  Attention:  Legal Department-Derivatives Practice Group
                  270 Park Avenue, 38th Floor
                  New York, New York  10017-2070
                  Telex No.: 232337; Answerback:  CBC UR
                  Facsimile No.:  (212) 270-3620

                                                          4

        (b)      In connection with Section 12(a), all notices to the Counterparty  shall, with respect to any particular  Transaction,  be sent to the address,  telex number or facsimile number specified in the relevant  Confirmation and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

                  The Bank of New York Trust Company, N.A., Attn: Structured Finance Services
                  2 North LaSalle Street, Suite 1020
                  Chicago, IL 60602

(3)      Netting of Payments.  Section  2(c)(ii) of this  Agreement  will apply,  with the effect that payment netting  will not take  place  with  respect  to  amounts  due and owing in  respect of more than one
         Transaction.

(4)      Offices; Multibranch Party.  For purposes of Section 10:

        (a)      Section 10(a) will apply; and

        (b)      For the purpose of Section 10(c):

                  (i)      Morgan is a Multibranch Party and may act through its London and New York Offices.

                  (ii)     The Counterparty is not a Multibranch Party.

(5)      Credit Support Documents.
         With respect to Morgan, if applicable,  any Eligible  Guarantee  delivered by Morgan shall constitute a Credit Support Document.

         With  respect to Morgan and the  Counterparty,  the  Approved  Credit  Support  Document  (as defined herein)  entered  into  between  Morgan  and the  Counterparty  shall  constitute  a  Credit  Support
         Document.  An Approved  Credit  Support  Document  shall be executed and delivered  contemporaneously with this Agreement.

(6)      Credit Support Provider.

         With  respect  to  Morgan,  the party  guaranteeing  Morgan's  obligations  pursuant  to an  Eligible
         Guarantee, if any, shall be a Credit Support Provider.

(7)      Process  Agents.  The  Counterparty  appoints as its Process Agent for the purpose of Section  13(c):
         Not applicable

                                                      Part 5

                                                 Other Provisions

(1)      ISDA  Definitions.  Reference is hereby made to the 2000 ISDA  Definitions  (the "ISDA  Definitions")
         each as published by the  International  Swaps and Derivatives  Association,  Inc.,  which are hereby

                                                          5

         incorporated  by  reference  herein.  Any terms  used and not  otherwise  defined  herein,  which are contained in the ISDA Definitions, shall have the meaning set forth therein.

(2)      Scope of Agreement.  Notwithstanding  anything  contained in the Agreement to the contrary,  the sole transaction  that is  subject  to this  ISDA  Master  Agreement  is that  certain  Interest  Rate Cap
         Transaction entered into between the parties having a Trade Date of March 23, 2007 (the "Cap").

(3)      Inconsistency.  In the  event  of any  inconsistency  between  any of the  following  documents,  the relevant  document  first listed below shall govern:  (i) a  Confirmation;  (ii) the Schedule;  (iii)
         the ISDA Definitions; and (iv) the printed form of ISDA Master Agreement.

(4)      Calculation Agent.  The Calculation Agent will be Morgan.

(5)      Waiver of Jury Trial.  Each party waives,  to the fullest  extent  permitted by  applicable  law, any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating to this
         Agreement or any Credit  Support  Document.  Each party (i) certifies that no  representative,  agent or  attorney  of the other  party or any  Credit  Support  Provider  has  represented,  expressly  or otherwise,  that such other party would not, in the event of such a suit, action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges  that it and the other party have been induced to enter into this Agreement and provide for any Credit Support  Document,  as applicable,  by, among other things, the mutual waivers and certifications in this Section.

(6)      No Gross-up  for  Counterparty.  Section  2(d) of the  Agreement  shall not apply with respect to the
         Counterparty so that the Counterparty shall not be obligated to gross up pursuant thereto.

(7)      Morgan Acknowledgment.  Notwithstanding anything to the contrary in this Agreement, Morgan hereby:

        (a)      acknowledges and agrees that the Indenture  Trustee,  on behalf of the Noteholders,  shall be entitled  to  exercise  all  rights and  remedies  of a secured  party  with  respect to this
                 Agreement; and

        (b)      agrees  that,  unless  notified  in  writing  by  the  Indenture  Trustee  of  other  payment instructions,  any and all amounts payable by Morgan to the Counterparty shall be paid to the
                 Indenture Trustee.

(8)      No Petition;  Limited  Recourse.  No Relevant  Entity  shall,  until a period of one year and one day
         (or if longer,  the applicable  preference period) after all rated liabilities of the Trust have been indefeasibly  paid in full,  institute  against,  or join any other person in instituting  against or cause  any  other  Person  to  institute  against  GMACM  Home  Equity  Loan  Trust  2007-HE1  or the
         Counterparty  any  bankruptcy,  reorganization,  arrangement,  insolvency,  moratorium or liquidation proceedings or other  proceedings  under U.S.  federal or state or other  bankruptcy or similar laws.
         Notwithstanding  the foregoing,  nothing herein shall prevent Morgan from  participating  in any such proceeding once commenced.  This provision shall survive termination of this Agreement.

                                                          6

         Morgan hereby  acknowledges and agrees that the Counterparty's  obligations  hereunder will be solely the limited recourse  obligations of the Counterparty  payable solely in accordance with the priority of  payments  set out in the  Indenture,  and that  Morgan  will not have any  recourse to any of the directors,  officers,  employees,  shareholders or affiliates of the Counterparty with respect to any claims,  losses,  damages,  liabilities,  indemnities  or other  obligations  in connection  with any transactions  contemplated hereby.  Notwithstanding any other provisions hereof,  recourse in respect of any  obligations  of the  Counterparty  to Morgan  hereunder or thereunder  will be limited to the
         Trust Fund and on the  exhaustion  thereof all claims  against  the  Counterparty  arising  from this
         Confirmation or any other transactions contemplated hereby or thereby shall be extinguished.

(9)      Additional Representations.

         (a)  Section 3 is hereby amended by adding at the end thereof the following paragraphs:

         "(g) It is an  "eligible  contract  participant"  under,  and as defined  in,  Section  1a(12) of the
         Commodity Exchange Act, as amended.

         (h) Each party represents to the other party:

                  (i)      Non-Reliance.  It is  acting  for  its  own  account,  and  it  has  made  its  own independent  decisions to enter into that  Transaction and as to whether that Transaction is appropriate  or proper for it based upon its own judgment and upon advice from such advisers as it has deemed  necessary.  It is not  relying on any  communication  (written or oral) of the other party as investment  advice or as a recommendation to enter into that Transaction;
                  it being understood that  information and  explanations  related to the terms and conditions of a Transaction  shall not be considered  investment  advice or a  recommendation  to enter into that  Transaction.  No  communication  (written or oral)  received from the other party shall  be  deemed  to be an  assurance  or  guarantee  as to the  expected  results  of that
                  Transaction.

                  (ii)     Assessment  and  Understanding.  It is  capable  of  assessing  the  merits  of and
                  understanding  (on  its  own  behalf  or  through  independent   professional  advice),  and
                  understands and accepts,  the terms,  conditions and risks of that  Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

                  (iii)    Status of Parties.  The other party is not acting as a fiduciary  for or an adviser to it in respect of that Transaction."

         (b)  The additional representation shall be given by Morgan only:

         "(i)     Pari Passu.  Its  obligations  under this  Agreement  rank equal and ratably with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(10)     Amendment to Section 9(b) of the  Agreement.  Section 9(b) of the  Agreement is amended by adding the following sentence immediately following the end of the first sentence thereof:

                                                          7

                  "In  addition,  no amendment  modification  or waiver in respect of this  Agreement  will be effective unless the Rating Agency Condition is satisfied."

(11)     Set-off.   Notwithstanding  any  provision  of  this  Agreement  or  any  other  existing  or  future agreement,  but subject to Section 2(c),  Section 6, Part  6(3)(viii) of this Schedule and Paragraphs
         8(a) and 8(b) of the Approved  Credit Support  Document,  each party  irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance  of any  obligation  between it and the other  party  hereunder  against  any  obligation between it and the other party under any other  agreements.  The  provisions for Set-off set forth in
         Section 6(e) of the Agreement shall not apply to this Agreement.

(12)     Amendment to Section  6(e) of the  Agreement.  Section  6(e) of the  Agreement is amended by deleting the last sentence of the introductory paragraph thereof.

                  (13)     Modification  to  Definition  of  Indemnifiable  Tax.  In  relation  to payments by
                  Morgan,  any Tax  shall  be an  Indemnifiable  Tax,  and in  relations  to  payments  by the
                  Counterparty, no Tax shall be an Indemnifiable Tax.

(14)     Waiver of Tax Confidentiality.  Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.
         However, no such party shall disclose any information relating to such tax treatment or tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

(15)     Rating Agency Notifications. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by the
         Counterparty, and no transfer of any rights or obligations under this Agreement shall be made
         (other than a transfer of all of Morgan's rights and obligations with respect to this Agreement in accordance with Part 6(2)(a) below) unless Moody's and S&P have each been given prior written notice of such amendment, designation or transfer.

(16)     Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this
         Agreement is executed and delivered by the Indenture Trustee not individually or personally but solely as trustee of on behalf of GMACM Home Equity Loan Trust 2007-HE1 (the "Trust") in the
         exercise of the powers and authority conferred and vested in it under the terms of the Indenture,
         (ii) each of the representations, undertakings and agreements herein made on the part of the
         Counterparty is made and intended not as personal representations, undertakings and agreements by the Indenture Trustee but is made and intended for the purpose of binding only the Trust, (iii)
         nothing herein contained shall be construed as creating any liability on the part of the Indenture
         Trustee, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall the Indenture Trustee be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the
         Indenture.  The parties hereto acknowledge that the Indenture Trustee has been directed to enter into this Agreement pursuant to the Indenture.

                                                          8

(17)     Limitation on Events of Default.  Notwithstanding the provisions of Section 5 and 6, with respect to any Transaction, if at any time and so long as Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) in respect of the Cap and has at the time no future payment obligations, whether absolute or contingent, under such Section in respect of such Cap, then unless Morgan is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty  any portion of any such payment in respect of such Cap, (a) the occurrence of an event described in Section 5(a) with respect to
         Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to
         Counterparty as Defaulting Party in respect of such Cap and (b) Morgan shall be entitled to designate an Early Termination Date pursuant to Section 6 in respect of such Cap only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) with respect to Morgan as the Affected Party, or Section 5(b)(iii) with respect to Morgan as the
         Burdened Party.  For purposes of the Cap, Morgan acknowledges and agrees that Counterparty's only payment obligation under Section 2(a)(i) in respect of such Cap is to pay the Premium Amount on the
         Fixed Rate Payer Payment Date.

                                                      Part 6

                          Downgrade Provisions; Transfer; Payments on Early Termination;

(1)      Ratings Downgrade Provisions.

Following  the  occurrence of a Ratings Event I and/or a Ratings Event II, for as long as such Ratings Event I or Ratings Event II is continuing, the parties shall comply with the following provisions, as applicable.

         I.       Ratings Event I:

         A. Actions upon Ratings Event 1: Not later than 30 calendar days(1) after  a  Ratings   Event  I  has
         occurred and is continuing, Morgan shall, at its own expense:

                  (A) provide,  or cause to be provided,  an Eligible  Guarantee to Counterparty in respect of all Morgan's present and future obligations under this Agreement;

                  or

                  (B) transfer  Morgan's  rights and  obligations  under the Agreement  and all  Confirmations pursuant to a Qualifying Novation;

                  or

                  (C)  deliver  Eligible  Collateral  to  Counterparty  in  accordance  with the  terms of the
                  Approved Credit Support Document and, following such delivery,  maintain Eligible Collateral as required under the Approved Credit Support Document;

         Morgan's  obligations  under this Part 6(1)(I) shall cease,  solely with respect to such  occurrence, if (A) there is no Ratings  Event I or (B)  Morgan  has either  provided  an  Eligible  Guarantee  in respect of all  Morgan's  present and future  obligations  under this  Agreement or  transferred  its rights and  obligations  pursuant  to a  Qualifying  Novation  in  accordance  with the terms of this
         Schedule.

                                                          9

         B. Eligible Guarantee or Eligible Replacement below Ratings Event I Levels

         If a  Qualifying  Novation is made to an Eligible  Replacement  or an Eligible  Guarantee is provided and,  immediately  after  the  execution  of such  Qualifying  Novation  or  Eligible  Guarantee  (as applicable),  there is a Ratings Event I, then (so long as such Ratings Event I is  continuing)  Part
         6(1)(I.A above shall apply without regard to the 30 calendar day time period referred to therein.

         II.  Ratings Event II

         A.  Actions upon Ratings Event II

         If a Ratings Event II has occurred and is continuing, the following shall occur.

         Morgan  shall,  at its own expense,  use  commercially  reasonable  efforts to, as soon as reasonably practicable:

                  (A) provide,  or cause to be provided,  an Eligible  Guarantee to Counterparty in respect of all Morgan's present and future obligations under this Agreement;

                  or

                  (B) transfer  Morgan's  rights and  obligations  under the Agreement  and all  Confirmations pursuant to a Qualifying Novation.

         If,  immediately  prior to such Ratings Event II, Morgan is required to deliver and maintain Eligible
         Collateral  following a Ratings Event I, Morgan shall continue to maintain Eligible  Collateral under the Approved Credit Support Document.

                  If,  immediately  prior to such  Ratings  Event II,  Morgan is not  required  to deliver and maintain  Eligible  Collateral  following a Ratings Event I, then Morgan shall post Eligible
                  Collateral  in  accordance  with the terms of the Approved  Credit  Support  Document  until
                  Morgan has  provided an Eligible  Guarantee  in respect of all  Morgan's  present and future obligations  under this Agreement or transferred  its rights and  obligations  pursuant to a
                  Qualifying  Novation in accordance  with terms of this Schedule.  In addition,  Morgan shall continue  to  use  commercially  reasonable  efforts  to  either  transfer  its  rights  and obligations  pursuant  to a  Qualifying  Novation  or to provide an  Eligible  Guarantee  in accordance with terms of this Schedule.

         Morgan's  obligations  under this Part 6(1) shall cease,  solely with respect to such occurrence,  if
         (A) there is no Rating Events II or (B) Morgan has either  provided an Eligible  Guarantee in respect of all Morgan's  present and future  obligations  under this Agreement or transferred  its rights and obligations  pursuant to a Qualifying  Novation,  in either case in accordance with the terms of this
         Schedule.

         B.  Ratings Event II Event of Default/Additional Termination Event

         Failure by Morgan to comply with the requirement of this Part 6(1)II to use  commercially  reasonable efforts to obtain an Eligible  Guarantee  in respect of all Morgan's  present and future  obligations

                                                          10

         under this  Agreement or  Qualifying  Novation  shall  constitute an Event of Default with respect to
         Morgan.

         If Morgan has not,  within 10 Business  Days of the  occurrence  of a Ratings  Event II,  obtained an
         Eligible  Guarantee in respect of all Morgan's  present and future  obligations  under this Agreement or effected a Qualifying  Novation,  it shall constitute an Additional  Termination  Event in respect of which Morgan is the sole Affected Party and all Transactions are Affected  Transactions,  but only if:

                   1.  (a)  one or  more  Eligible  Replacements  has  made  a  Firm  Offer  (in  response  to solicitation  either by Morgan or the  Counterparty)  to be the  transferee  of a  transfer pursuant to a Qualifying  Novation  and/or (b) at least one entity has made a Firm Offer to provide an Eligible  Guarantee  in respect of all Morgan's  present and future  obligations under this Agreement;

                   and

                  2.  such Ratings Event II is continuing.

         Failure by Morgan to post or maintain  Eligible  Collateral  in accordance  with the Approved  Credit
         Support Document shall be an Event of Default under Section 5(a)(iii).

         III. Definitions

         As used herein:

         "Approved  Credit  Support  Document"  means the 1994 ISDA  Credit  Support  Annex  (ISDA  Agreements
         Subject to New York Law Only),  as modified by the Paragraph 13 thereto,  in the form annexed hereto.
         An Approved  Credit  Support  Document  will be executed and  delivered  contemporaneously  with this
         Agreement.

         "Business Day" shall have the meaning given to this term in the Confirmation.

         "Eligible  Guarantee"  means  an  unconditional  and  irrevocable  guarantee  that is  provided  by a guarantor as principal  debtor  rather than as surety and directly  enforceable  by the  Counterparty and that meets the following conditions:

              1.  either  (A) a law firm has given a legal  opinion  confirming  that none of the  guarantor's payments  to the  Counterparty  will be subject  to  withholding  tax or (B) such  guarantee provides that, in the event that any of such  guarantor's  payments to the  Counterparty are subject to withholding for tax, such guarantor is required to pay such additional  amount as is necessary to ensure that the net amount actually  received by the Counterparty will equal the full amount the Counterparty  would have received had no such withholding been required;
                  and

              2. the  guarantor  must meet the  Ratings  Event I  Required  Ratings  and/or  Ratings  Event II
                  Required  Ratings,  provided  that if such  guarantor  does  not meet  the  Ratings  Event I
                  Required  Ratings,  such  guarantee  shall not be an Eligible  Guarantee  unless  either the guarantor or Morgan  delivers  Eligible  Collateral in accordance  with the Approved  Credit
                  Support Document at the time such Eligible Guarantee is provided; and

                                                          11

              3.  the Rating Agency Condition has been met with respect to S&P.

         "Eligible  Replacement"  means (i) an entity  that  satisfies  the Ratings  Event I Required  Ratings and/or the Ratings Event II Required  Ratings or (ii) an entity whose present and future  obligations owing to the  Counterparty  are  guaranteed  pursuant to an Eligible  Guarantee  by a guarantor  that satisfies the Ratings Event I Required  Ratings  and/or  Ratings Event II Required  Ratings and (iii)
         enters into an  indemnification  agreement  with the Depositor  and the Seller that is  substantially similar to the  Indemnification  Agreement dated March 22, 2007 between Morgan, the Depositor and the
         Seller.

         "Firm  Offer"  means an offer  which,  when  made,  was  capable of  becoming  legally  binding  upon acceptance.

         "Indenture"  means  the  Indenture  dated as of  March  29,  2007 by GMACM  Home  Equity  Loan  Trust
         2007-HE1, as Issuer, and The Bank of New York Trust Company, N.A., as Indenture Trustee.

         "Indenture Trustee" means The Bank of New York Trust Company, N.A.

         "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

         "Qualifying  Novation"  means  a  transfer  of  all  rights  and  obligations  of  Morgan  under  all
         Transactions  that  are the  subject  of  this  Agreement  (which  may  include  a  transfer  of this
         Agreement)  to  an  Eligible  Replacement  that  is  party  to  a  Replacement   Agreement  with  the
         Counterparty that meets the following conditions:

                      1.   if the Eligible  Replacement  does not meet the Ratings  Event I Required  Ratings, such Eligible  Replacement  delivers  Eligible  Collateral  in accordance  with the
                           Approved Credit Support Document at the time of such Qualifying Novation; and

                      2.   if the Replacement Agreement is this Agreement, prior notice is given to S&P; and

                      3.   if the Replacement Agreement is not this Agreement,  the Rating Agency Condition is met with respect to S&P.

         "Rating Agencies" means S&P and Moody's.

         "Rating  Agency  Condition"  means,  with respect to any  particular  proposed act or omission to act hereunder  that the party  acting or failing  to act must  consult  with each of the Rating  Agencies
         (unless  otherwise  specified)  then  providing a rating of the  Certificates  and receive  from each
         Rating Agency a prior written  confirmation  that the proposed  action or inaction  would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

         "Ratings  Event I" shall occur with  respect to S&P or Moody's if no Relevant  Entity has the Ratings
         Event I Required Ratings as specified under paragraph (a) or (b) thereof, as applicable.

                                                          12

         An entity will have  "Ratings  Event I Required  Ratings"  (a) with  respect to Moody's,  (i) if such entity is the subject of Moody's  Short-term  Rating,  such rating is  "Prime-1"  and its  long-term, unsecured  and  unsubordinated  debt  obligations  are rated A2 or above by Moody's  and (ii) if such
         entity  is  not  the  subject  of  a  Moody's  Short-term   Rating,  its  long-term,   unsecured  and
         unsubordinated  debt  obligations  are rated "A1" or above by Moody's,  and (b) with  respect to S&P,
         (i) the S&P  short-term  senior  unsecured debt rating of such entity is A-1 or above or (ii) if such entity is not the  subject of an S&P  short-term  rating,  if its  long-term  senior  unsecured  debt rating is A+ or above.

         "Ratings  Event II" shall occur with respect to S&P or Moody's if no Relevant  Entity has the Ratings
         Event II Required Ratings under paragraph (a) or (b) thereof, as applicable.

         An entity will have  "Ratings  Event II Required  Ratings" (a) with  respect to Moody's,  (i) if such entity is the subject of a Moody's  Short-term  Rating,  if such rating is "Prime-2" or above and its long-term,  unsecured  and  unsubordinated  debt  obligations  are rated "A3" or above by Moody's and
         (ii) if such entity is not the subject a Moody's Short-term  Rating, if its long-term,  unsecured and unsubordinated  debt  obligations  are rated  "A3" by  Moody's,  and (b) with  respect  to S&P,  such entity's long-term senior unsecured S&P debt rating is BBB- or above.

         "Relevant  Entity"  means  Morgan or any  guarantor  under an  Eligible  Guarantee  in respect of all
         Morgan's present and future obligations under this Agreement.

         "Replacement  Agreement"  means either (i) this  Agreement,  if this  Agreement is  transferred to an
         Eligible  Replacement  in the course of a Qualifying  Novation or (ii) an agreement on  substantially the same terms as this  Agreement,  including  ratings  triggers,  credit support  documentation  and other provisions of this Agreement.

         "S&P" means by Standard & Poor's Ratings Service or any successor thereto.

(2)      Amendment to Section 7 of the Agreement.

         The following provisions shall be added to the end of Section 7:

         A.  Qualifying Novations

                  I.  The  Counterparty  shall  determine  in it sole  discretion,  acting  in a  commercially reasonable manner, whether or not a transfer is a Qualifying Novation.

                  II. If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a Qualifying Novation, the Counterparty shall at
                  Morgan's written request and cost, take any reasonable steps required to be taken by it to effect such transfer.

                  III. No consent from the Counterparty is required for a transfer that is a Qualifying
                  Novation and is required pursuant to Part 6(1) above.

         B. Other Transfers

                                                          13

         Transfers other than Qualifying Novations or transfers under Section 7(a) of this Agreement shall be effective only if Rating Agency Condition has been met.

(3)      Termination Amounts

         Notwithstanding  Section 6 of this Agreement,  so long as Morgan is (A) the Affected Party in respect of an  Additional  Termination  Event or a Tax  Event  Upon  Merger  or (B) the  Defaulting  Party in
         respect of any Event of Default, paragraphs (i) to (viii) below shall apply:

         (i)      The  Counterparty  shall not designate as an Early  Termination  Date a date earlier than 10
         Business Days after the notice designating such Early Termination Date becomes effective.

         (ii)     The definition of "Market  Quotation" shall be deleted in its entirety and replaced with the following:

                  ""Market  Quotation"  means,  with respect to one or more  Terminated  Transactions,  a Firm
                  Offer (which may be solicited by either the  Counterparty  or Morgan) which is (1) made by a
                  Reference  Market-maker  that is an  Eligible  Replacement,  (2) for an amount that would be paid to the Counterparty  (expressed as a negative number) or by the Counterparty (expressed as a  positive  number) in  consideration  of an  agreement  between  Counterparty  and such
                  Reference  Market-maker to enter into a transaction  (the  "Replacement  Transaction")  that would have the effect of  preserving  for such party the economic  equivalent of any payment or delivery  (whether the underlying  obligation was absolute or contingent and assuming the satisfaction  of each applicable  condition  precedent) by the parties under Section 2(a)(i)
                  in respect  of such  Terminated  Transactions  that  would,  but for the  occurrence  of the relevant Early  Termination  Date, have been required after that date, (3) made on the basis that  Unpaid  Amounts in respect of the  Terminated  Transactions  are to be  excluded  but, without  limitation,  any  payment  or  delivery  that  would,  but for the  relevant  Early
                  Termination  Date, have been required  (assuming  satisfaction of each applicable  condition precedent) after that Early  Termination Date is to be included and (4) made in respect of a
                  Replacement  Transaction with terms  substantially the same as those of this Agreement (save
                  for  the  exclusion  of  provisions   relating  to  Transactions  that  are  not  Terminated
                  Transactions)."

         (iii)    The  definition  of  "Settlement  Amount" shall be deleted in its entirety and replaced with the following:

                  "Settlement  Amount"  means,  with  respect  to any Early  Termination  Date,  an amount (as determined by the Counterparty)  equal to the Termination  Currency Equivalent of the amount
                  (whether  positive  or  negative)  of any  Market  Quotation  for  the  relevant  Terminated
                  Transaction or group of Terminated  Transactions  that is accepted by the Counterparty so as to become legally binding, provided that:

                      (a)   If, on or before the day  falling ten Local  Business  Days after the day on which the Early  Termination  Date is designated or such later day as  Counterparty  may specify  in  writing  to  Morgan,  (but in  either  case no later  than the  Early
                            Termination Date) (such day, the "Latest  Settlement Amount  Determination  Day"),

                                                          14

                            no  Market  Quotation  for  the  relevant  Terminated   Transaction  or  group  of
                            Terminated  Transactions has been accepted by Counterparty so as to become legally binding and one or more  Market  Quotations  have been made and remain  capable of becoming  legally binding upon acceptance,  the Settlement  Amount shall equal the
                            Termination  Currency  Equivalent of the amount (whether  positive or negative) of the lowest of such Market Quotation; or

                      (b)   If on the Latest Settlement Amount  Determination Date no Market Quotation for the
                            relevant  Terminated  Transaction or group of Terminated  Transactions is accepted by the Counterparty so as to become legally binding and no Market  Quotations have been made and remain  capable of becoming  legally  binding upon  acceptance,  the
                            Settlement  Amount  shall  equal the  Counterparty's  Loss  (whether  positive  or negative and without reference to any Unpaid Amounts) for the relevant  Terminated
                            Transaction or group of Terminated Transactions."

         (iv)     For the purpose of paragraph (4) of the  definition of Market  Quotation,  the  Counterparty shall determine in its sole discretion,  acting in a commercially  reasonable manner,  whether a Firm
         Offer is made in respect of a Replacement  Transaction with commercial terms  substantially  the same as those of this Agreement (save for the exclusion of provisions  relating to  Transactions  that are not Terminated Transactions).

         (v)      At any time on or before  the Latest  Settlement  Amount  Determination  Day at which two or more Market Quotations  remain capable of becoming legally binding upon acceptance,  the Counterparty shall be entitled to accept only the lowest of such Market Quotations.

         (vi)     If the  Counterparty  requests Morgan in writing to obtain Market  Quotations,  Morgan shall use its reasonable efforts to do so on or before the Latest Settlement Amount Determination Day.

         (vii)    Morgan may also elect to obtain Market Quotations without a request from the Counterparty.

         (viii)   If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

                  "Second Method and Market  Quotation.  If Second Method and Market  Quotation apply, (1) the
                  Counterparty  shall pay to Morgan an amount  equal to the absolute  value of the  Settlement
                  Amount in respect of the Terminated  Transactions,  (2) the Counterparty shall pay to Morgan the  Termination  Currency  Equivalent of the Unpaid  Amounts owing to Morgan and (3) Morgan shall pay to the  Counterparty  the  Termination  Currency  Equivalent of the Unpaid Amounts
                  owing to the  Counterparty,  provided that, (i) the amounts  payable under (2) and (3) shall be  subject  to  netting  in  accordance  with  Section  2(c) of  this  Agreement  and  (ii)
                  notwithstanding  any other provision of this  Agreement,  any amount payable by Morgan under
                  (3) shall not be netted-off against any amount payable by the Counterparty under (1)."

                                                          15

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                                                     JPMORGAN CHASE BANK, N.A.

                                                     By:    __________________________
                                                            Name:
                                                            Title:

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its
                                                     individual capacity but solely as indenture trustee on
                                                     behalf of GMACM Home Equity Loan Trust 2007-HE1

                                                     By:    __________________________
                                                            Name:
                                                            Title:

                                                          16

(Bilateral Form)                                                       (ISDA Agreements Subject to New York Law Only)

I S D A®
                               International Swaps and Derivatives Association, Inc.

                                               CREDIT SUPPORT ANNEX
                                              to the Schedule to the

                                               ISDA Master Agreement

                                            dated as of March 29, 2007

                                                      between

          JPMORGAN CHASE BANK, N.A.                     and     The Bank of New York Trust Company, N.A., not
           ("Morgan" or "Party A")                                in its individual capacity but solely as
                                                                  indenture trustee on behalf of GMACM Home
                                                                        Equity Loan Trust 2007-HE1
                                                                       ("Counterparty" or "Party B")

This  Annex  supplements,  forms  part  of,  and is  subject  to,  the  above-referenced  Agreement,  is part of its
Schedule   and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

Paragraph 1.  Interpretation

(a)      Definitions  and  Inconsistency.  Capitalized  terms not  otherwise  defined  herein or  elsewhere  in this
Agreement  have the meanings  specified  pursuant to Paragraph  12, and all  references  in this Annex to Paragraphs are  to  Paragraphs  of  this  Annex.  In  the  event  of  any  inconsistency  between  this  Annex  and  the  other
provisions  of  this  Schedule,   this  Annex  will  prevail,  and  in  the  event  of  any  inconsistency   between
Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)      Secured  Party and Pledgor.  All  references  in this Annex to the "Secured  Party" will be to either party when acting in that  capacity and all  corresponding  references  to the  "Pledgor"  will be to the other party when acting in that  capacity;  provided,  however,  that if Other Posted  Support is held by a party to this Annex,  all references  herein to that party as the Secured  Party with  respect to that Other  Posted  Support  will be to that party as the  beneficiary  thereof  and will not  subject  that  support  or that party as the  beneficiary  thereof
to provisions         of law generally relating to security interests and secured parties.

Paragraph 2.  Security Interest

Each  party,  as the  Pledgor,  hereby  pledges to the other  party,  as the  Secured  Party,  as  security  for its
Obligations,  and grants to the Secured Party a first priority  continuing  security  interest in, lien on and right of Set-off  against  all  Posted  Collateral  Transferred  to or  received  by the  Secured  Party  hereunder.  Upon the  Transfer by the Secured  Party to the Pledgor of Posted  Collateral,  the  security  interest  and lien granted hereunder on that Posted  Collateral will be released  immediately and, to the extent possible,  without any further action by either party.

                     Copyright © 1994 by International Swaps and Derivatives Association, Inc.

Paragraph 3.  Credit Support Obligations

(a)      Delivery  Amount.  Subject to  Paragraphs  4 and 5, upon a demand made by the Secured  Party on or promptly following a  Valuation  Date,  if the  Delivery  Amount for that  Valuation  Date  equals or exceeds  the  Pledgor's
Minimum  Transfer  Amount,  then the Pledgor will Transfer to the Secured Party  Eligible  Credit  Support  having a
Value as of the date of Transfer at least equal to the applicable  Delivery  Amount  (rounded  pursuant to Paragraph
13).  Unless  otherwise  specified  in  Paragraph  13, the  "Delivery  Amount"  applicable  to the  Pledgor  for any
Valuation Date will equal the amount by which:

         (i) the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)      Return  Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly  following a Valuation  Date,  if the Return  Amount for that  Valuation  Date equals or exceeds  the Secured  Party's  Minimum
Transfer  Amount,  then the Secured  Party will  Transfer to the Pledgor  Posted  Credit  Support  specified  by the
Pledgor in that demand having a Value as of the date of Transfer as close as practicable  to the  applicable  Return
Amount  (rounded  pursuant to  Paragraph  13).  Unless  otherwise  specified in  Paragraph  13, the "Return  Amount"
applicable to the Secured Party for any Valuation Date will equal the amount by which:

         (i)  the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

         (ii) the Credit Support Amount.

"Credit  Support  Amount"  means,  unless  otherwise  specified  in  Paragraph  13, for any  Valuation  Date (i) the
Secured  Party's   Exposure  for  that  Valuation  Date  plus  (ii)  the  aggregate  of  all   Independent   Amounts
applicable  to the  Pledgor,  if any,  minus (iii) all  Independent  Amounts  applicable  to the Secured  Party,  if any,  minus (iv) the Pledgor's  Threshold;  provided,  however,  that the Credit Support Amount will be deemed to be
zero whenever         the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4.  Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a)      Conditions  Precedent.  Each  Transfer  obligation  of  the  Pledgor  under  Paragraphs  3 and 5 and of the
Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

         (i) no Event of Default,  Potential Event of Default or Specified  Condition has occurred and is continuing with respect to the other party; and

         (ii) no Early  Termination Date for which any unsatisfied  payment  obligations  exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b)      Transfer  Timing.  Subject to Paragraphs  4(a) and 5 and unless  otherwise  specified,  if a demand for the
Transfer of Eligible  Credit Support or Posted Credit Support is made by the  Notification  Time,  then the relevant
Transfer  will be made not later than the close of  business  on the next Local  Business  Day;  if a demand is made after the  Notification  Time,  then the  relevant  Transfer  will be made not later than the close of  business  on
the    second Local Business Day thereafter.

(c)      Calculations.  All  calculations  of Value and Exposure for purposes of  Paragraphs 3 and 6(d) will be made by the  Valuation  Agent as of the  Valuation  Time.  The  Valuation  Agent  will  notify  each  party (or the other party,  if the  Valuation  Agent is a party)  of its  calculations  not  later  than  the  Notification  Time on the
Local  Business Day  following  the  applicable  Valuation  Date (or in the case of Paragraph  6(d),  following  the date of calculation).

                                                        2

(d)      Substitutions.

         (i) Unless  otherwise  specified in Paragraph 13, upon notice to the Secured Party specifying the items of
         Posted  Credit  Support to be  exchanged,  the Pledgor  may, on any Local  Business  Day,  Transfer to the
         Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

         (ii)  subject to  Paragraph  4(a),  the  Secured  Party will  Transfer  to the Pledgor the items of Posted
         Credit  Support  specified  by  the  Pledgor  in  its  notice  not  later  than  the  Local  Business  Day following the date on which the Secured Party receives the Substitute  Credit  Support,  unless  otherwise specified  in  Paragraph  13 (the  "Substitution  Date");  provided  that the  Secured  Party will only be obligated  to  Transfer  Posted  Credit  Support  with  a  Value  as of  the  date  of  Transfer  of  that
         Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

 Paragraph 5.  Dispute Resolution

If a party (a "Disputing  Party") disputes (I) the Valuation  Agent's  calculation of a Delivery Amount or a Return
Amount or (II) the Value of any  Transfer  of  Eligible  Credit  Support  or Posted  Credit  Support,  then (1) the
Disputing  Party will  notify the other  party and the  Valuation  Agent (if the  Valuation  Agent is not the other party) not later than the close of business on the Local  Business  Day  following  (X) the date that the demand is made  under  Paragraph  3 in the case of (I)  above  or (Y) the date of  Transfer  in the case of (II)  above,  (2)
subject to Paragraph 4(a), the appropriate  party will Transfer the undisputed  amount to the other party not later than the  close of  business  on the Local  Business  Day  following  (X) the date  that the  demand is made  under
Paragraph  3 in the  case  of (I)  above  or (Y)  the  date  of  Transfer  in the  case  of  (II)  above,  (3)  the parties  will  consult  with each other in an attempt to resolve  the  dispute  and (4) if they fail to resolve the dispute by the Resolution Time, then:

         (i)  In  the  case  of  a  dispute  involving  a  Delivery  Amount  or  Return  Amount,  unless  otherwise specified in  Paragraph  13, the  Valuation  Agent will  recalculate  the Exposure and the Value as of the
         Recalculation Date by:

              (A) utilizing any  calculations  of Exposure for the  Transactions  (or Swap  Transactions)  that the parties have agreed are not in dispute;

              (B) calculating the Exposure for the Transactions  (or Swap  Transactions) in dispute by seeking four actual  quotations at mid-market  from Reference  Market-makers  for purposes of  calculating  Market
              Quotation,  and taking the arithmetic  average of those  obtained;  provided that if four  quotations are not  available  for a  particular  Transaction  (or  Swap  Transaction),  then  fewer  than  four quotations  may be used  for  that  Transaction  (or  Swap  Transaction);  and if no  quotations  are available for a particular  Transaction (or Swap  Transaction),  then the Valuation  Agent's original calculations will be used for that Transaction (or Swap Transaction); and

              (C) utilizing the procedures  specified in Paragraph 13 for calculating  the Value,  if disputed,  of
              Posted Credit Support.

         (ii) In the case of a dispute  involving  the Value of any Transfer of Eligible  Credit  Support or Posted
              Credit Support,  the Valuation Agent will  recalculate the Value as of the date of Transfer  pursuant to Paragraph 13.

Following a  recalculation  pursuant to this  Paragraph,  the Valuation  Agent will notify each party (or the other party,  if the  Valuation  Agent is a party)  not  later  than the  Notification  Time on the  Local  Business  Day
following  the  Resolution   Time.  The  appropriate   party  will,  upon  demand  following  that  notice  by  the
Valuation  Agent or a  resolution  pursuant  to (3)  above  and  subject  to  Paragraphs  4(a) and  4(b),  make the appropriate Transfer.

                                                        3

Paragraph 6.  Holding and Using Posted Collateral

(a)      Care of Posted  Collateral.  Without  limiting  the Secured  Party's  rights  under  Paragraph  6(c),  the
Secured  Party will  exercise  reasonable  care to assure the safe custody of all Posted  Collateral  to the extent
required  by   applicable   law,  and  in  any  event  the  Secured   Party  will  be  deemed  to  have   exercised
reasonable  care if it  exercises  at least the same degree of care as it would  exercise  with  respect to its own property.  Except as  specified  in the  preceding  sentence,  the Secured  Party will have no duty with respect to
Posted Collateral,  including,  without limitation,  any duty to collect any Distributions,  or enforce or preserve any rights pertaining thereto.

(b)      Eligibility to Hold Posted Collateral; Custodians.

         (i)    General.  Subject to the  satisfaction  of any  conditions  specified  in  Paragraph 13 for holding
         Posted  Collateral,  the Secured  Party will be entitled to hold Posted  Collateral or to appoint an agent
         (a  "Custodian")  to hold Posted  Collateral  for the Secured  Party.  Upon notice by the Secured Party to the Pledgor of the  appointment  of a Custodian,  the Pledgor's  obligations  to make any Transfer will be
         discharged  by  making  the  Transfer  to  that  Custodian.   The  holding  of  Posted   Collateral  by  a
         Custodian  will be deemed to be the  holding of that  Posted  Collateral  by the  Secured  Party for which the Custodian is acting.

         (ii)   Failure  to  Satisfy  Conditions.  If the  Secured  Party or its  Custodian  fails to  satisfy  any conditions  for holding  Posted  Collateral,  then upon a demand made by the  Pledgor,  the Secured  Party will,  not later than five Local  Business  Days after the  demand,  Transfer  or cause its  Custodian  to
         Transfer  all Posted  Collateral  held by it to a Custodian  that  satisfies  those  conditions  or to the
         Secured Party if it satisfies those conditions.

         (iii)  Liability.  The Secured  Party will be liable for the acts or  omissions  of its  Custodian  to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)      Use of Posted  Collateral.  Unless  otherwise  specified in  Paragraph 13 and without  limiting the rights and  obligations  of the  parties  under  Paragraphs  3,  4(d)(ii),  5, 6(d) and 8, if the  Secured  Party is not a
Defaulting  Party or an Affected  Party with respect to a Specified  Condition  and no Early  Termination  Date has
occurred  or been  designated  as the result of an Event of  Default or  Specified  Condition  with  respect to the
Secured   Party,   then  the  Secured  Party  will,   notwithstanding   Section  9-207  of  the  New  York  Uniform
Commercial  Code, have the right to:

         (i)  sell, pledge,  rehypothecate,  assign,  invest,  use, commingle or otherwise dispose of, or otherwise use in its  business  any  Posted  Collateral  it  holds,  free  from any  claim  or  right of any  nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

         (ii) register  any Posted  Collateral  in the name of the Secured  Party,  its  Custodian or a nominee for either.

For  purposes  of the  obligation  to  Transfer  Eligible  Credit  Support or Posted  Credit  Support  pursuant  to
Paragraphs  3 and 5 and any  rights or  remedies  authorized  under  this  Agreement,  the  Secured  Party  will be deemed to continue to hold all Posted Collateral and to receive  Distributions made thereon,  regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)      Distributions and Interest Amount.

         (i)    Distributions.  Subject to Paragraph  4(a), if the Secured  Party  receives or is deemed to receive
         Distributions  on a Local  Business  Day, it will  Transfer  to the  Pledgor not later than the  following
         Local  Business  Day any  Distributions  it receives or is deemed to receive to the extent that a Delivery
         Amount  would not be  created  or  increased  by that  Transfer,  as  calculated  by the  Valuation  Agent
         (and the date of calculation will be deemed to be a Valuation Date for this purpose).

                                                        4

         (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any  interest,  dividends  or other  amounts  paid or deemed to have  been  paid  with  respect  to Posted
         Collateral  in the  form of Cash  (all of  which  may be  retained  by the  Secured  Party),  the  Secured
         Party will  Transfer to the Pledgor at the times  specified in  Paragraph  13 the  Interest  Amount to the extent that a Delivery  Amount would not be created or increased by that  Transfer,  as  calculated by the
         Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation  Date for this  purpose).
         The  Interest  Amount or portion  thereof not  Transferred  pursuant  to this  Paragraph  will  constitute
         Posted  Collateral  in the  form of Cash  and will be  subject  to the  security  interest  granted  under
         Paragraph 2.

Paragraph 7.  Events of Default

For  purposes  of  Section  5(a)(iii)(1)  of this  Agreement,  an Event of  Default  will  exist  with  respect  to a party if:

         (i)      that party fails (or fails to cause its  Custodian)  to make,  when due, any Transfer of Eligible
         Collateral,  Posted Collateral or the Interest Amount,  as applicable,  required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

         (ii)     that party fails to comply  with any  restriction  or  prohibition  specified  in this Annex with respect to any of the  rights  specified  in  Paragraph  6(c) and that  failure  continues  for five Local
         Business Days after notice of that failure is given to that party; or

         (iii)    that  party  fails to comply  with or  perform  any  agreement  or  obligation  other  than those specified  in  Paragraphs  7(i) and 7(ii) and that  failure  continues  for 30 days  after  notice of that failure is given to that party.

Paragraph 8.  Certain Rights and Remedies

(a)      Secured  Party's  Rights  and  Remedies.  If at any time (1) an Event of Default  or  Specified  Condition with respect to the Pledgor has occurred and is  continuing or (2) an Early  Termination  Date has occurred or been designated  as the  result of an Event of  Default or  Specified  Condition  with  respect  to the  Pledgor,  then, unless  the  Pledgor  has  paid  in  full  all of its  Obligations  that  are  then  due,  the  Secured  Party  may exercise  one or more of the following rights and remedies:

         (i)  all rights and remedies  available  to a secured  party under  applicable  law with respect to Posted
         Collateral held by the Secured Party;

         (ii) any other  rights  and  remedies  available  to the  Secured  Party  under the terms of Other  Posted
         Support, if any;

         (iii)  the right to Set-off any amounts  payable by the Pledgor  with respect to any  Obligations  against any Posted  Collateral or the Cash  equivalent of any Posted  Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

         (iv) the  right  to  liquidate  any  Posted  Collateral  held by the  Secured  Party  through  one or more public or  private  sales or other  dispositions  with  such  notice,  if any,  as may be  required  under applicable  law,  free from any claim or right of any nature  whatsoever  of the  Pledgor,  including  any equity or right of  redemption  by the Pledgor (with the Secured Party having the right to purchase any or all of the  Posted  Collateral  to be sold) and to apply the  proceeds  (or the Cash  equivalent  thereof)
         from the  liquidation  of the Posted  Collateral  to any amounts  payable by the Pledgor  with  respect to any Obligations in that order as the Secured Party may elect.

Each party  acknowledges and agrees that Posted  Collateral in the form of securities may decline speedily in value and is of a type  customarily  sold on a  recognized  market,  and,  accordingly,  the  Pledgor is not  entitled to prior  notice of any sale of that  Posted  Collateral  by the  Secured  Party,  except any notice  that is required under applicable law and cannot be waived.

                                                        5

 (b)     Pledgor's  Rights  and  Remedies.  If at  any  time  an  Early  Termination  Date  has  occurred  or  been designated  as the result of an Event of Default or Specified  Condition  with respect to the Secured  Party,  then
(except in the case of an Early  Termination  Date relating to less than all  Transactions  (or Swap  Transactions)
where the  Secured  Party has paid in full all of its  obligations  that are then due  under  Section  6(e) of this
Agreement):

         (i)  the Pledgor may exercise all rights and remedies  available to a pledgor  under  applicable  law with respect to Posted Collateral held by the Secured Party;

         (ii) the Pledgor may exercise any other  rights and remedies  available to the Pledgor  under the terms of
         Other Posted Support, if any;

         (iii)    the Secured  Party will be  obligated  immediately  to  Transfer  all Posted  Collateral  and the
         Interest Amount to the Pledgor; and

         (iv) to  the  extent   that   Posted   Collateral   or  the   Interest   Amount  is  not  so   Transferred
         pursuant  to  (iii) above, the Pledgor may:

              (A)   Set-off any amounts payable by the Pledgor with respect to any  Obligations  against any Posted
              Collateral  or the Cash  equivalent  of any  Posted  Collateral  held by the  Secured  Party  (or any obligation of the Secured Party to Transfer that Posted Collateral); and

              (B)   to the extent that the Pledgor does not Set-off under (iv)(A)  above,  withhold  payment of any remaining  amounts  payable by the Pledgor  with respect to any  Obligations,  up to the Value of any remaining Posted  Collateral held by the Secured Party,  until that Posted  Collateral is Transferred to the Pledgor.

(c)      Deficiencies  and Excess  Proceeds.  The Secured  Party will  Transfer to the  Pledgor  any  proceeds  and
Posted Credit Support  remaining  after  liquidation,  Set-off and/or  application  under  Paragraphs 8(a) and 8(b)
after  satisfaction in full of all amounts payable by the Pledgor with respect to any  Obligations;  the Pledgor in all events will remain liable for any amounts  remaining unpaid after any liquidation,  Set-off and/or  application under Paragraphs 8(a) and 8(b).

(d)      Final  Returns.  When no amounts are or thereafter  may become  payable by the Pledgor with respect to any
Obligations  (except for any  potential  liability  under Section 2(d) of this  Agreement),  the Secured Party will
Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9.      Representations

Each party  represents to the other party (which  representations  will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

         (i)    it has the power to grant a security  interest in and lien on any Eligible  Collateral it Transfers as the Pledgor and has taken all necessary  actions to authorize  the granting of that  security  interest and lien;

         (ii)   it is the sole  owner of or  otherwise  has the  right  to  Transfer  all  Eligible  Collateral  it
         Transfers to the Secured Party hereunder,  free and clear of any security interest,  lien,  encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

         (iii)  upon the Transfer of any Eligible  Collateral  to the Secured  Party under the terms of this Annex, the Secured Party will have a valid and perfected  first  priority  security  interest  therein  (assuming that any central  clearing  corporation  or any  third-party  financial  intermediary  or other entity not within the control of the Pledgor  involved in the Transfer of that Eligible  Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

         (iv)     the  performance  by it of its  obligations  under this Annex will not result in the  creation of any  security  interest,  lien or other  encumbrance  on any Posted  Collateral  other  than the  security interest and lien granted under Paragraph 2.

                                                        6

Paragraph 10.     Expenses

(a)      General.  Except as otherwise  provided in Paragraphs  10(b) and 10(c),  each party will pay its own costs and expenses in  connection  with  performing  its  obligations  under this Annex and neither  party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b)      Posted Credit  Support.  The Pledgor will promptly pay when due all taxes,  assessments  or charges of any nature  that  are  imposed  with  respect  to  Posted  Credit  Support  held by the  Secured  Party  upon  becoming aware of the same,  regardless of whether any portion of that Posted  Credit  Support is  subsequently  disposed of under  Paragraph  6(c),  except for those  taxes,  assessments  and charges  that  result from the  exercise of the
Secured Party's rights under Paragraph 6(c).

(c)      Liquidation/Application  of Posted Credit  Support.  All reasonable  costs and expenses  incurred by or on behalf of the Secured Party or the Pledgor in connection  with the  liquidation  and/or  application  of any Posted
Credit  Support  under  Paragraph  8 will be  payable,  on demand  and  pursuant  to the  Expenses  Section of this
Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11.     Miscellaneous

(a)      Default  Interest.  A Secured  Party that fails to make,  when due, any Transfer of Posted  Collateral  or the  Interest  Amount will be  obligated  to pay the  Pledgor (to the extent  permitted  under  applicable  law) an amount equal to interest at the Default Rate  multiplied  by the Value of the items of property  that were required to be  Transferred,  from (and  including)  the date that Posted  Collateral or Interest  Amount was required to be
Transferred to (but  excluding) the date of Transfer of that Posted  Collateral or Interest  Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)      Further  Assurances.  Promptly following a demand made by a party, the other party will execute,  deliver, file and record any  financing  statement,  specific  assignment  or other  document and take any other action that may be necessary or  desirable  and  reasonably  requested by that party to create,  preserve,  perfect or validate any  security  interest or lien granted  under  Paragraph 2, to enable that party to exercise or enforce its rights under  this  Annex  with  respect  to Posted  Credit  Support  or an  Interest  Amount or to effect or  document  a release of a security interest on Posted Collateral or an Interest Amount.

(c)      Further  Protection.  The Pledgor will promptly  give notice to the Secured Party of, and defend  against, any suit, action,  proceeding or lien that involves Posted Credit Support  Transferred by the Pledgor or that could adversely  affect the  security  interest  and lien  granted by it under  Paragraph  2, unless  that suit,  action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d)      Good  Faith  and  Commercially  Reasonable  Manner.  Performance  of all  obligations  under  this  Annex, including,  but not  limited  to, all  calculations,  valuations  and  determinations  made by either  party,  will be made in good faith and in a commercially reasonable manner.

(e)      Demands and  Notices.  All demands and notices  made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)      Specifications   of  Certain  Matters.   Anything  referred  to  in  this  Annex  as  being  specified  in
Paragraph  13 also may be  specified  in one or more  Confirmations  or other  documents  and  this  Annex  will be construed accordingly.

                                                        7

Paragraph 12.     Definitions

As used in this Annex:--

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions"  means  with  respect to Posted  Collateral  other than Cash,  all  principal,  interest  and other payments and  distributions  of cash or other  property  with respect  thereto,  regardless  of whether the Secured
Party has disposed of that Posted  Collateral  under  Paragraph  6(c).  Distributions  will not include any item of property  acquired  by the  Secured  Party upon any  disposition  or  liquidation  of Posted  Collateral  or,  with respect to any Posted  Collateral in the form of Cash,  any  distributions  on that  collateral,  unless  otherwise specified herein.

"Eligible  Collateral"  means,  with  respect  to  a  party,  the  items,  if  any,  specified  as  such  for  that party  in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure"   means  for  any  Valuation   Date  or  other  date  for  which  Exposure  is  calculated  and  subject to  Paragraph  5 in  the  case  of a  dispute,  the  amount,  if  any,  that  would  be  payable  to a  party  that is the Secured Party by the other party  (expressed  as a positive  number) or by a party that is the Secured Party to the other party  (expressed as a negative  number)  pursuant to Section  6(e)(ii)(2)(A)  of this Agreement as if all  Transactions  (or Swap  Transactions)  were being  terminated  as of the  relevant  Valuation  Time;  provided that  Market  Quotation  will be  determined  by the  Valuation  Agent using its  estimates  at  mid-market  of the amounts  that would be paid for  Replacement  Transactions  (as that term is defined in the  definition  of "Market
Quotation").

"Independent  Amount"  means,  with  respect  to  a  party,  the  amount  specified  as  such  for  that  party  in
Paragraph 13; if no amount is specified, zero.

"Interest  Amount"  means,  with  respect to an  Interest  Period,  the  aggregate  sum of the  amounts of interest calculated  for each day in that  Interest  Period on the  principal  amount of  Posted  Collateral  in the form of
Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

         (x)      the amount of that Cash on that day; multiplied by

         (y)      the Interest Rate in effect for that day; divided by

         (z)      360.

"Interest  Period"  means  the  period  from (and  including)  the last  Local  Business  Day on which an  Interest
Amount was  Transferred  (or, if no  Interest  Amount has yet been  Transferred,  the Local  Business  Day on which
Posted  Collateral  in  the  form  of  Cash  was  Transferred  to  or  received  by  the  Secured  Party)  to  (but excluding)  the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local  Business Day",  unless  otherwise  specified in Paragraph 13, has the meaning  specified in the Definitions
Section  of this  Agreement,  except  that  references  to a  payment  in  clause  (b)  thereof  will be  deemed to include  a Transfer under this Annex.

                                                        8

"Minimum  Transfer  Amount"  means,  with  respect  to a party,  the  amount  specified  as such for that  party in
Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations"  means,  with  respect to a party,  all  present  and  future  obligations  of that party  under this
Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible  Support" means,  with respect to a party,  the items, if any,  specified as such for that party in
Paragraph 13.

"Other Posted  Support"  means all Other Eligible  Support  Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor"  means  either  party,  when that party (i)  receives a demand for or is required  to  Transfer  Eligible
Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible  Collateral,  other property,  Distributions,  and all proceeds thereof that have been  Transferred  to or  received by the Secured  Party under this Annex and not  Transferred  to the Pledgor pursuant to Paragraph  3(b),  4(d)(ii) or 6(d)(i) or released by the Secured Party under  Paragraph 8. Any Interest
Amount or portion thereof not Transferred  pursuant to Paragraph  6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation  Date"  means the  Valuation  Date that  gives  rise to the  dispute  under  Paragraph  5;  provided, however,  that  if  a  subsequent  Valuation  Date  occurs  under  Paragraph  3  prior  to  the  resolution  of  the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.
"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured  Party"  means  either  party,  when that party (i) makes a demand for or is entitled to receive  Eligible
Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.
"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).
"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold"  means,  with respect to a party,  the amount  specified as such for that party in Paragraph  13; if no amount is specified, zero.

"Transfer"  means,  with  respect to any  Eligible  Credit  Support,  Posted  Credit  Support or  Interest  Amount,
and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

     (i) in  the  case  of  Cash,   payment  or  delivery  by  wire   transfer  into  one  or  more  bank  accounts
     specified  by the recipient;

     (ii)in the  case of  certificated  securities  that  cannot  be  paid  or  delivered  by  book-entry,  payment or delivery in  appropriate  physical  form to the recipient or its account  accompanied  by any duly executed instruments  of  transfer,  assignments  in blank,  transfer tax stamps and any other  documents  necessary to constitute a legally valid transfer to the recipient.

     (iii)        in the  case  of  securities  that  can be  paid  or  delivered  by  book-entry,  the  giving  of
     written   instructions   to  the  relevant   depository   institution   or  other  entity   specified  by  the
     recipient,  together  with  a  written  copy  thereof  to  the  recipient,  sufficient  if  complied  with  to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv)in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

                                                        9

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value"  means  for  any  Valuation  Date  or  other  date  for  which  Value is calculated and subject to
Paragraph 5 in the case of a dispute, with respect to:

         (i)    Eligible Collateral or Posted Collateral that is:

                (A) Cash, the amount thereof; and

                (B) a  security,  the bid price  obtained  by the  Valuation  Agent  multiplied  by the  applicable
                    Valuation Percentage, if any:

         (ii)     Posted  Collateral  that consists of items that are not specified as Eligible  Collateral,  zero;
                  and

         (iii)    Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

                                                        10

                                                                                                       ANNEX A

                                               PARAGRAPH 13 TO
                                             CREDIT SUPPORT ANNEX

                                            to the Schedule to the
                                               Master Agreement

                                          dated as of March 29, 2007

                                                   between

_____________________________________________________________________________________________________________
            JPMorgan Chase Bank, N.A.                 and     The Bank of New York Trust Company, N.A., not
                   ("Morgan")                                    in its individual capacity but solely as
                                                                indenture trustee on behalf of GMACM Home
                                                                        Equity Loan Trust 2007-HE1
                                                                             ("Counterparty")
______________________________________________________________________________________________________________

Paragraph 13. Elections and Variables
(a)      Security  Interest  for  "Obligations".  The term  "Obligations"  as used in this Annex  includes  no additional obligations with respect to either party.
(b)      Credit Support Obligations.
     (i) Delivery Amount, Return Amount and Credit Support Amount.

       (A)        "Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Transferee on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date".

       (B)        "Return Amount" has the meaning specified in Paragraph 3(b).

       (C)        "Credit Support Amount" shall mean the Independent Amount.

     (ii)Eligible Collateral.  The items specified on Appendix A attached hereto will qualify as "Eligible
     Collateral" with the lower of the specified Valuation Percentages to apply.

     (iii)        Other Eligible Support.  There shall be no "Other Eligible Support" for purposes of this
     Annex, unless agreed in writing between the parties.

     (iv)Thresholds.

       (A)        "Independent Amount" shall mean the greater of (i) the S&P Independent Amount and (ii) the
     Moody's Independent Amount.

       (B)        "Threshold" means with respect to Morgan: infinity, provided that if delivery of Eligible
     Collateral is required following a Ratings Event I or a Ratings Event II pursuant to the Schedule, the
     Threshold shall be zero.

         "Threshold" means with respect to Counterparty:  infinity.

       (C)        "Minimum Transfer Amount", with respect to a party on any Valuation Date, means U.S.
     $100,000 (unless the notional amount is less than U.S. $50,000,000, in which case  the Minimum Transfer
     Amount shall be U.S.$50,000).

       (D)        Rounding.  The Delivery Amount, rounded up, and with respect to the Return Amount, rounded down, to the nearest integral multiple of $1,000 respectively.

                                                        11

                     (v)   "Exposure" has the meaning specified in Paragraph 12, except that after the word
                  "Agreement" the words "(assuming , for this purpose only, that Part 6(3) of the Schedule is deleted)" shall be inserted and (2) on the last line of the definition of Exposure, the words "with terms substantially the same as those of this Agreement after the words
                  "Replacement Transaction."

(c)      Valuation and Timing.
     (i) "Valuation Agent" means Morgan.

     (ii)"Valuation Date" means weekly on the last Local Business Day of each week.

     (iii)        "Valuation Time" means the close of business in the city of the Valuation Agent on the
     Valuation Date or date of calculation, as applicable.

     (iv)"Notification Time" means 12:00 p.m., New York time, on a Local Business Day.

     (v) Standard & Poor's Mark-to-market Procedures.  This Agreement and the Posted Collateral shall be marked-to-market no less than once per week and additional collateral should be posted if necessary. For as long as the Morgan's rating is A-2/BBB+ or higher, the mark-to-market valuations can be based upon internal marks. If Morgan's rating is BBB or lower, Morgan shall get an external verification of its mark on a monthly basis. The verification of the mark can be obtained by an independent third party
     (i.e. trustee, administrator, manager), and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. The collateral requirement should be based on the greater of the internal and external marks, and any deficiencies in collateral value must be cured within three days. Morgan shall submit to Standard & Poor's the internal mark-to-market calculations. Once Morgan has verified the mark-to-market valuation, it shall submit to Standard & Poor's the two bids provided by external parties.

(d)      Conditions Precedent.  Not applicable.
(e)      Substitution.
     (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent.  Inapplicable.

(f)      Dispute Resolution.
     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

                                                        12

     (ii) Value.  For the purposes of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated as follows:

       (A)        with respect to any Eligible Collateral except Cash, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible
     Collateral chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus (II) the accrued interest on such Eligible Collateral
     (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (A)) as of such date; multiplied by the applicable Valuation Percentage.

     (iii)        Alternative.  The provisions of Paragraph 5 will apply.

(g)      Holding and Using Posted Collateral.
     (i) Eligibility to Hold Posted Collateral; Custodians.  Counterparty and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

       (1)        Counterparty is not a Defaulting Party; and

       (2)        Posted Collateral may be held only in the following jurisdictions:

         New York State or such other state in the United States in which the Counterparty is located; and

       (3)        the account is segregated from all other accounts held by the Counterparty and its
     Custodian.

                  (4)      Party B may appoint as Custodian (A) the entity then serving as Trustee or (B) any other entity if such entity (or, to the extent applicable, the parent company or credit support provider) shall have a long-term senior unsecured debt rating by
                           S&P of at least "A" or a short-term senior unsecured debt rating of at least "A-1"
                           by S&P.

       Initially, the Custodian for Counterparty is: None

     (ii)Use of Posted Collateral.  The provisions of Paragraph 6(c)(i) will not apply to Counterparty but the provisions of Paragraph 6(c)(ii) will apply to the Counterparty.

(h)      Distributions and Interest Amount.
     (i) Interest Rate.  "Interest Rate" will be the annualized rate of return actually achieved on the
     Posted Collateral in the form of Cash during the related posting period.

     (ii)Transfer of Interest Amount.  The Transfer of the Interest Amount will be made monthly on the second Local Business Day of each calendar month;  provided that the Counterparty shall not be obliged to so transfer any Interest Amount unless and until it has earned and received such interest.

     (iii)        Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representation(s).  Not Applicable.

                                                        13

(j)      Other Eligible Support and Other Posted Support.
     (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

     (ii)"Transfer" with respect to Other Eligible Support and Other Posted Support means: Not Applicable

(k)      Demands and Notices.
All  demands,  specifications  and notices  under this Annex will be made  pursuant to the Notices  Section of this Agreement, unless otherwise specified here:
         Counterparty:

                  [TO COME]

         Morgan:

         [TO COME]

(l)      Addresses for Transfers.
         Counterparty: as set forth in notices to Morgan from time to time

         Morgan:

         [TO COME]

(m)      Morgan as Pledgor and Counterparty as Secured Party.
     (i) Modification to Paragraph 1: The following subparagraph (b) is substituted for subparagraph (b) of this Annex:

         (b)  Secured  Party and  Pledgor.  All  references  in this Annex to the  "Secured  Party" will be to
         Counterparty and all corresponding references to the "Pledgor" will be to Morgan.
     (ii)Modification to Paragraph 2:  The following Paragraph 2 is substituted for Paragraph 2 of this
     Annex:

         Paragraph 2. Security  Interest.  The Pledgor hereby  pledges to the Secured  Party,  as security for its Obligations,  and grants to the Secured Party a first priority  continuing  security interest in, lien on and right of  Set-Off  against  all  Posted  Collateral  Transferred  to or  received  by the
         Secured  Party  hereunder.  Upon  the  Transfer  by the  Secured  Party  to  the  Pledgor  of  Posted
         Collateral,  the  security  interest and lien granted  hereunder  on that Posted  Collateral  will be released immediately and, to the extent possible, without any further action by either party.

     (iii)        Modification to Paragraph 9:  The following first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this Annex:

         Paragraph 9.  Representations.  The Pledgor  represents to the Secured  Party (which  representations will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

                  (iv)     Modification to Paragraph 10:  Clauses "10(a)" and "10(b)" are amended by adding the following sentence to the end of that paragraph:

                    "Notwithstanding the preceding sentence, the Pledgor shall pay all reasonable costs incurred by the Secured Party in connection with any exchange pursuant to this Credit
                    Support Annex."

                                                        14

     (iv)Modifications to Paragraph 12:  The following definitions of "Pledgor" and "Secured Party" are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

         "Pledgor" means Morgan
         "Secured Party" means Counterparty
(n)      Independent Amounts
         (i)      Addition to Paragraph 12: The "S&P  Independent  Amount" means,  for any Valuation Date, (i)
         if a Ratings Event I with respect to S&P has not occurred,  zero, or (ii)  otherwise,  the sum of (x)
         the  Exposure  and (y) the sum of the  Volatility  Buffers  determined  by the  Valuation  Agent with respect to each Transaction subject to the Agreement.
         "Volatility Buffer" means, with respect to a Transaction, an amount equal to the product of (a) the
         Factor applicable to the Transaction and (b) the Notional Amount of the Transaction.
         "Factor" means, with respect to a Transaction, a percentage dependent on Morgan's Counterparty Rating by S&P, and the original maturity of the Transaction and determined by the Valuation Agent by reference to the following table:

                           _________________________________________________________________________________
                           S&P Counterparty           Maturities up     Maturities up to    Maturities up
                           Rating                     to 5 years (%)    10 years (%)        to 30 years (%)
                           _________________________________________________________________________________
                           A-2                        3.25              4.00                4.75
                           _________________________________________________________________________________
                           A-3                        4.00              5.00                6.25
                           _________________________________________________________________________________
                           BB+ or lower               4.50              6.75                7.50
                           _________________________________________________________________________________

                (ii)  Addition to Paragraph 12: The "Moody's Independent Amount" means,

                           (i) for so long as the no Ratings Event I has occurred and is continuing, zero;

                           (ii) If a Ratings Event I with respect to Moody's has been continuing for at least
                           30 Business Days and either:

                                    (a) no Ratings Downgrade Event II with respect to Moody's has occurred and is continuing; or

                                    (b) a Ratings Downgrade Event II with respect to Moody's has been continuing for less than 30 Business Days, the Ratings Event I Collateral
                                    Amount specified in Appendix B hereto; and

                           (iii) If neither (i) nor (ii) is applicable, the Ratings Event II Collateral
                           Amount specified in Appendix C hereto.
(o)      Other Provisions

(i)  Modification to Paragraph 7: Clause "(iii)" of Paragraph 7 shall be deleted in its entirety.

        (ii)      Modification to Paragraph 10: Clauses "10(a)" and "10(b)" are amended by adding the following sentence to the end of that paragraph:

     "Notwithstanding the preceding sentence, the Pledgor shall pay all reasonable costs incurred by the
     Secured Party in connection with any exchange pursuant to this Credit Support Annex."

     (iii)        Modification to Paragraph 12:  Clause "(B)" of the definition of "Value" will be substituted to read in its entirety as follows:

                                                        15

         "(B) a security,  the bid price  obtained  by the  Valuation  Agent from one of the  Pricing  Sources multiplied by the applicable Valuation Percentage, if any;"

     (iv)Addition to Paragraph 12:  The following definition of "Pricing Sources" shall be added immediately after the definition of the term "Posted Credit Support" and immediately prior to the definition of the term "Recalculation Date" in Paragraph 12 of this Annex:

         "Pricing  Sources" means the sources of financial  information  commonly  known as Bloomberg,  Bridge
         Information  Services,  Data Resources  Inc.,  Interactive  Data Services,  International  Securities
         Market  Association,  Merrill Lynch Securities  Pricing Service,  Muller Data  Corporation,  Reuters,
         Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

     (v) Morgan and Counterparty agree that the text of the body of this Annex is intended to be the exact printed form of ISDA Credit Support Annex (Bilateral Form-ISDA Agreements Subject to New York Law Only)
     as published and Copyrighted by the International Swaps and Derivatives Association, Inc.

     (vi)"Notional Amount" means, with regard to an interest rate swap, the notional amount set forth in the confirmation thereof, and, with respect to a currency swap, including a cross-currency interest rate swap, the notional amount, as set forth in the confirmation, of that leg of the transaction that is denominated in the same currency as the relevant rated Certificates.

     (vii) "Transaction-Specific Hedge" means any Transaction that is a cap, floor or swaption, or
     Transaction in which if (x) the Notional Amount of the Transaction is "balance guaranteed" or (y) the
     Notional Amount for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

                                   [Remainder of Page Intentionally Blank]

                                                        16

Accepted and Agreed:

JPMORGAN CHASE BANK, N. A.

By:  __________________________________
Name:
Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as indenture trustee on behalf of GMACM Home Equity Loan Trust 2007-HE1

By:  __________________________________
Name:
Title:

                                                        17

                                                  Appendix A
                                            Valuation Percentages
            Applicable if the rated Certificates issued by the Counterparty are U.S.$ Denominated

_____________________________________________________________________________________________________________
                               MOODY'S RATINGS EVENT I      MOODY'S RATINGS                 S&P
                                                               EVENT II
_____________________________________________________________________________________________________________
        INSTRUMENT
_____________________________________________________________________________________________________________
     U.S. Dollar Cash        100%                       100%                                100
_____________________________________________________________________________________________________________
         EURO Cash           97%                        93%                                89.8
_____________________________________________________________________________________________________________
       Sterling Cash         97%                        94%                                91.9
_____________________________________________________________________________________________________________
Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with Remaining Maturity
          <1 year            100%                       100%                               98.6
       1 to 2 years          100%                       99%                                97.3
       2 to 3 years          100%                       98%                                95.8
       3 to 5 years          100%                       97%                                93.8
       5 to 7 years          100%                       95%                                91.4
       7 to 10 years         100%                       94%                                90.3
      10 to 20 years         100%                       89%                                87.9
         >20 years           100%                       87%                                84.6
Floating-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department
      All Maturities         100%                       99%                    N/A
_____________________________________________________________________________________________________________
Fixed-Rate U.S. Agency Debentures with Remaining Maturity
          <1 year            100%                       99%                                 98
       1 to 2 years          100%                       98%                                96.8
       2 to 3 years          100%                       97%                                96.3
       3 to 5 years          100%                       96%                                94.5
       5 to 7 years          100%                       94%                                90.3
       7 to 10 years         100%                       93%                                86.9
      10 to 20 years         100%                       88%                                82.6
         >20 years           100%                       86%                                77.9
Floating-Rate U.S. Agency Debentures -
      All Maturities         100%                       98%                    N/A
_____________________________________________________________________________________________________________
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining Maturity
          <1 year            97%                        93%                                 98
       1 to 2 years          97%                        92%                                96.3
       2 to 3 years          97%                        91%                                95.8
       3 to 5 years          97%                        89%                                89.3
       5 to 7 years          97%                        87%                                85.7
       7 to 10 years         97%                        86%                                80.7
      10 to 20 years         97%                        82%                                72.5
         >20 years           97%                        80%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
      All Maturities         97%                        92%
_____________________________________________________________________________________________________________
Fixed-Rate United Kingdom Gilts with Remaining Maturity
          <1 year            97%                        93%
       1 to 2 years          97%                        92%
       2 to 3 years          97%                        91%
       3 to 5 years          97%                        90%
       5 to 7 years          97%                        89%
       7 to 10 years         97%                        88%
      10 to 20 years         97%                        84%
         >20 years           97%                        82%
_____________________________________________________________________________________________________________

                                                        1

_____________________________________________________________________________________________________________

Floating-Rate United Kingdom Gilts
      All Maturities         97%                        93%
_____________________________________________________________________________________________________________

For purposes of Appendix A:
   (a) "Agency Debentures" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Association or
the Federal Home Loan Mortgage Corporation, but excluding (i) interest only and principal only securities and (ii) Collateralized Mortgage Obligations, Real Estate Mortgage Investment Conduits and similar derivative securities.

                                                        2

                                                  Appendix B
                                      Ratings Event I Collateral Amounts

The  Ratings  Event I  Collateral  Amount  will be equal to the greater of (A) zero and (B) the sum of (x) the
Exposure and (y) the aggregate of the Additional Ratings Event I Collateral Amounts for all Transactions.
"Additional  Ratings Event I Collateral  Amount" means,  for each  Transaction,  the Notional  Amount for such
Transaction multiplied by the applicable percentage as specified below.

                Potential Increase of Mid-Market Valuation of Swaps, Caps, Floors & Transaction
                                                Specific Hedges
                      Weighted Average          Interest Rate Hedges        Currency Hedges
                       Life of Hedge
                          in Years
               1 or less                       0.25%                   2.20%
               2  or more but less than 3      0.50%                   2.40%
               3 or more but less than 4       0.70%                   2.60%
               4 or more but less than 5       1.00%                   2.80%
               5 or more but less than 6       1.20%                   2.90%
               6 or more but less than 7       1.40%                   3.10%
               7 or more but less than 8       1.60%                   3.30%
               8 or more but less than 9       1.80%                   3.40%
               9 or more but less than 10      2.00%                   3.60%
               10 or more but less than 11     2.20%                   3.80%
               11 or more but less than  12    2.30%                   3.90%
               12 or more but less than 13     2.50%                   4.00%
               13 or more but less than 14     2.70%                   4.10%
               14 or more but less than 15     2.80%                   4.30%
               15 or more but less than 16     3.00%                   4.40%
               16 or more but less than 17     3.20%                   4.50%
               17 or more but less than 18     3.30%                   4.60%
               18 or more but less than 19     3.50%                   4.80%
               19 or more but less than 20     3.60%                   4.905
               20 or more but less than 21     3.70%                   5.00%
               21 or more but less than 22     3.90%                   5.00%
               22 or more but less than 23     4.00%                   5.00%
               23 or more but less than 24     4.00%                   5.00%
               24 or more but less than 25     4.00%                   5.00%
               25 or more but less than 26     4.00%                   5.00%
               26 or more but less than 27     4.00%                   5.00%
               27 or more but less than 28     4.00%                   5.00%
               28 or more but less than 29     4.00%                   5.00%
               29 or more but less than 30     4.00%                   5.00%
               30 or more                      4.00%                   5.00%

                                                        3

                                                  Appendix C
                                      Ratings Event II Collateral Amount

The  Ratings  Event II  Collateral  Amount  will be equal to the  greater  of (A) zero,  (B) the sum,  for all
Transaction,  of the next  payment owed by Morgan  under each  Transaction  or (C) the sum of (x) the Exposure and (y) the aggregate of the Additional Ratings Event II Collateral Amounts for all Transactions.
"Additional  Ratings Event II Collateral  Amount" means,  for each  Transaction,  the Notional Amount for such
Transaction multiplied by the applicable percentage as specified below.

______________________________________________________________________________________________________________________

                                                 Swaps Only                        Transaction Specific Hedges
        Weighted Average           Interest Rate Swap     Currency Swap      Interest Rate Swap      Currency Swap
          Life of Hedge
            in Years

================================== =================== ==================== ===================== ====================
1 or less                          0.60%               7.25%                       0.75%                 7.40%
2  or more but less than 3         1.20%               7.50%                       1.50%                 7.80%
3 or more but less than 4          1.70%               7.70%                       2.]20%                 8.20%
4 or more but less than 5          2.30%               8.00%                       2.90%                 8.50%
5 or more but less than 6          2.80%               8.20%                       3.60%                 8.90%
6 or more but less than 7          3.30%               8.40%                       4.20%                 9.20%
7 or more but less than 8          3.80%               8.60%                       4.80%                 9.60%
8 or more but less than 9          4.30%               8.80%                       5.40%                 9.90%
9 or more but less than 10         4.80%               9.00%                       6.00%                10.20%
10 or more but less than 11        5.30%               9.20%                       6.60%                10.50%
11 or more but less than  12       5.60%               9.30%                       7.00%                10.70%
12 or more but less than 13        6.00%               9.50%                       7.50%                11.00%
13 or more but less than 14        6.40%               9.70%                       8.00%                11.30%
14 or more but less than 15        6.80%               9.80%                       8.50%                11.50%
15 or more but less than 16        7.20%               10.00%                      9.00%                11.80%
16 or more but less than 17        7.60%               10.00%                      9.50%                12.00%
17 or more but less than 18        7.90%               10.00%                      9.90%                12.00%
18 or more but less than 19        8.30%               10.00%                      10.40%               12.00%
19 or more but less than 20        8.60%               10.00%                      10.80%               12.00%
20 or more but less than 21        9.00%               10.00%                      11.00%               12.00%
21 or more but less than 22        9.00%               10.00%                      11.00%               12.00%
22 or more but less than 23        9.00%               10.00%                      11.00%               12.00%
23 or more but less than 24        9.00%               10.00%                      11.00%               12.00%
24 or more but less than 25        9.00%               10.00%                      11.00%               12.00%
25 or more but less than 26        9.00%               10.00%                      11.00%               12.00%
26 or more but less than 27        9.00%               10.00%                      11.00%               12.00%
27 or more but less than 28        9.00%               10.00%                      11.00%               12.00%
28 or more but less than 29        9.00%               10.00%                      11.00%               12.00%
29 or more but less than 30        9.00%               10.00%                      11.00%               12.00%
30 or more                         9.00%               10.00%                      11.00%               12.00%
______________________________________________________________________________________________________________________

                                                        4

_________________________________________________________________________________________________

 ATTN:                     The Bank of New York Trust Company, N.A., not in its individual capacity, but solely as indenture trustee on behalf of GMACM Home
                           Equity Loan Trust 2007-HE1

                           Keith R. Richardson
                           Vice President
                           The Bank of New York Trust Company, N.A.
                           2 North LaSalle Street, Suite 1020
                           Chicago, IL 60602
                           Telephone: (312) 827-8572
                           Facsimile: (312) 827-8562/3
                           E-Mail: krrichardson@bankofny.com

 FROM:                     Carmine Pilla
                           JPMorgan Chase Bank, N.A.

 RE:                       Interest Rate Cap Confirmation

 YOUR REF:
 OUR REF:                  # 2000005079609 / 2000005079610

 DATE SENT:

 NO OF PAGES:              7 (Including Cover)

_________________________________________________________________________________________________

                            URGENT: PLEASE SIGN AND FAX THIS
                            CONFIRMATION TO (001) 8888033606

                                      Interest Rate Cap Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                                        JPMORGAN CHASE BANK, N.A.
                                               ("JPMorgan")

                                                   and
    The Bank of New York Trust Company, N.A., not in its individual capacity, but solely as indenture trustee on behalf of GMACM Home Equity Loan Trust 2007-HE1
                                           (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions  contained in the 2000 ISDA Definitions (the  "Definitions"), as  published by the International Swaps and Derivatives Association,  Inc. are incorporated into this Confirmation.  In the event of any  inconsistency  between those  definitions  and  provisions and this  Confirmation,  this
Confirmation will govern.

 This Confirmation  supplements,  forms part of, and is subject to, the ISDA Master  Agreement dated as of
 March 29, 2007, as amended and supplemented from time to time (the "Agreement"),  between JPMORGAN  CHASE
 BANK,  N.A. ("JPMorgan") and  The Bank of New York Trust Company,  N.A., not in its individual  capacity,
 but  solely  as   indenture   trustee  on  behalf  of  GMACM  Home   Equity   Loan  Trust   2007-HE1 (the
 "Counterparty"). All  provisions contained in the Agreement govern  this Confirmation except as expressly modified below.

                                                                                               Page 1 of 6

 The terms of the particular Interest Rate Cap Transaction to which this Confirmation relates are as follows:

 A. TRANSACTION DETAILS

 JPMorgan Deal Number(s):                            # 2000005079609 / 2000005079610

 Notional Amount:                                    Per attached schedule in Exhibit A

 Trade Date:                                         23 March 2007

 Effective Date:                                     25 April 2007

 Termination Date:                                   25 February  2009  subject to  adjustment  in  accordance
                                                     with the Following Business Day Convention

 Fixed Amounts:

 Fixed Rate Payer:                                   Counterparty

 Premium Amount:                                     USD 6,000.00

 Fixed Rate Payer Payment Date:                      29 March 2007

 Floating Amounts:

 Floating Rate Payer:                                JPMorgan

 Cap Rate:                                           Per attached schedule in Exhibit A

 Floating Rate Payer Period End Dates:               The 25th of each month in each year commencing with
                                                     25 May 2007 to and including the Termination Date,
                                                     subject to adjustment in accordance with the
                                                     Following Business Day Convention

 Floating Rate Payer Payment Amount:                 In respect of any Calculation Period, an amount equal to
                                                     the product of (a) the applicable Notional Amount times
                                                     (b) the Floating Rate Day Count Fraction times (c) the
                                                     greater of zero and the remainder of (i) the lesser of
                                                     the applicable Floating Rate or 9.86% less (ii) the
                                                     applicable CAP Strike A

 Floating Rate for initial Calculation
 Period:                                             To be determined

 Floating Rate Payer Payment Dates:                  Two (2) Business days preceding each Floating Rate Payer
                                                     Period End Date.

Floating Rate Option:                                USD-LIBOR-BBA

                                                                                               Page 2 of 6

 Designated Maturity:                                1 Month

 Spread:                                             None

 Floating Rate Day Count Fraction:                   Actual/360

 Reset Dates:                                        The first day of each Calculation Period.

 Compounding:                                        Inapplicable

 Business Days:                                      New York

 Calculation Agent:                                  JPMorgan, unless otherwise stated in the Agreement.

 B. ACCOUNT DETAILS
 Payments to JPMorgan in USD:                        JPMORGAN CHASE BANK NA
                                                     JPMORGAN CHASE BANK NA
                                                     BIC: CHASUS33XXX
                                                     ABA:  021000021
                                                     AC No: 099997979
                                                     Ref: # 2000005079609 / 2000005079610

Payments to Counterparty in USD:                     The Bank of New York - New York, NY
                                                     ABA:  021000018
                                                     For credit to GLA: 211705
                                                     For final credit to: 627798
                                                     Account Name: GMACM 2007-HE1

 C. OFFICES

 JPMorgan:                                           NEW YORK

 Counterparty:                                       NEW YORK

D. RELATIONSHIP BETWEEN PARTIES

Each party represents to the other party:

(a) Non-Reliance. JPMorgan is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and  Understanding. It  is capable of assessing the merits of and understanding (on its own behalf or through independent  professional  advice), and understands and accepts,  the terms,  conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status  of  Parties. The  other party is not acting as a fiduciary  for or an adviser to it in respect of that Transaction.

E. TRUSTEE CAPACITY

                                                                                               Page 3 of 6

It is  expressly  understood  and  agreed by the  parties  hereto  that  insofar as this  Confirmation  is executed by the trustee (i) this  Confirmation  is executed  and  delivered  by The Bank of New York Trust
Company,  N.A., not in its individual capacity but solely as indenture trustee under the Indenture,  dated as of March 29, 2007,  among GMACM Home Equity Loan Trust  2007-HE1 and The Bank of New York, as indenture trustee,  in the exercise of the powers and authority  conferred and vested in it  thereunder,  (ii) under no circumstances  shall The Bank of New York Trust Company,  N.A. in its individual capacity be personally liable for the payment of any  indebtedness or expenses or be personally  liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken under this Confirmation,  and
(iii) each of the  representations,  undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the
Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): # 2000005079609 / 2000005079610

 JPMorgan Chase Bank, N.A.

___________________________________________________________________

 Name:         Carmine Pilla
              _____________________________________________________

 Title:        Vice President
              _____________________________________________________

Accepted and confirmed as of the date first written:

 The Bank of New York Trust Company, N.A., not in its
 individual capacity, but solely as indenture trustee on
 behalf of GMACM Home Equity Loan Trust 2007-HE1

___________________________________________________________________

 Name:
              _____________________________________________________

 Title:
              _____________________________________________________

 Your reference number:
                                ___________________________________

                                                                                               Page 4 of 6

                                                Exhibit A

        start period      end period                  Notional             Cap Strike A
          25-Apr-07       25-May-07                662,137,069.44             7.92
          25-May-07       25-Jun-07                643,691,291.32             7.65
          25-Jun-07       25-Jul-07                621,778,127.72             7.92
          25-Jul-07       25-Aug-07                596,046,280.23             7.65
          25-Aug-07       25-Sep-07                567,947,152.57             7.65
          25-Sep-07       25-Oct-07                537,492,022.68             7.92
          25-Oct-07       25-Nov-07                504,722,633.18             7.65
          25-Nov-07       25-Dec-07                469,942,547.36             7.92
          25-Dec-07       25-Jan-08                433,157,242.91             7.65
          25-Jan-08       25-Feb-08                395,634,512.44             7.65
          25-Feb-08       25-Mar-08                357,529,650.26             8.20
          25-Mar-08       25-Apr-08                320,237,935.19             7.65
          25-Apr-08       25-May-08                284,004,387.66             7.92
          25-May-08       25-Jun-08                249,055,560.57             7.65
          25-Jun-08       25-Jul-08                215,598,398.15             7.92
          25-Jul-08       25-Aug-08                183,569,513.18             7.65
          25-Aug-08       25-Sep-08                152,908,202.55             7.65
          25-Sep-08       25-Oct-08                123,556,333.96             7.92
          25-Oct-08       25-Nov-08                 95,458,237.33             7.65
          25-Nov-08       25-Dec-08                 68,560,600.81             7.92
          25-Dec-08       25-Jan-09                 42,812,371.20             7.65
          25-Jan-09       25-Feb-09                 18,164,658.52             7.65

                                                                                               Page 5 of 6

Client Service Group
All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
JPMorgan Contact               Telephone Number

Client Service Group           (001) 3026344960

Group E-mail address:
Facsimile:                     (001) 8888033606
Telex:
Cable:

 Please quote the JPMorgan deal number(s): # 2000005079609 / 2000005079610

                                                                                               Page 6 of 6